PROSPECTUS
AND
APPLICATION
October 15, 2001

SALOMON BROTHERS
ASSET MANAGEMENT

                                    ALL CAP VALUE FUND
                                    ASIA GROWTH FUND
                                    BALANCED FUND
                                    CALIFORNIA TAX FREE
                                    INCOME FUND
                                    CAPITAL FUND
                                    CASH MANAGEMENT FUND
                                    HIGH YIELD BOND FUND
                                    INTERNATIONAL EQUITY FUND
                                    INVESTORS VALUE FUND
SALOMON BROTHERS                    LARGE CAP CORE EQUITY FUND
                                    LARGE CAP GROWTH FUND
                                    MID CAP FUND
                                    NATIONAL TAX FREE
                                    INCOME FUND
                                    NEW YORK MUNICIPAL
                                    MONEY MARKET FUND
                                    NEW YORK TAX FREE
                                    INCOME FUND
                                    SMALL CAP GROWTH FUND
                                    STRATEGIC BOND FUND
                                    U.S. GOVERNMENT
                                    INCOME FUND

The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

-------------------------------------------------------------------------------
CONTENTS

            Fund goals, strategies and risks:

                All Cap Value Fund......................................    2
                Asia Growth Fund........................................    4
                Balanced Fund...........................................    6
                California Tax Free Income Fund.........................   10
                Capital Fund............................................   13
                Cash Management Fund....................................   15
                High Yield Bond Fund....................................   17
                International Equity Fund...............................   19
                Investors Value Fund....................................   22
                Large Cap Core Equity Fund..............................   25
                Large Cap Growth Fund...................................   27
                Mid Cap Fund............................................   30
                National Tax Free Income Fund...........................   33
                New York Municipal Money Market Fund....................   36
                New York Tax Free Income Fund...........................   38
                Small Cap Growth Fund...................................   41
                Strategic Bond Fund.....................................   44
                U.S. Government Income Fund.............................   47
            More on the funds' investments..............................   49
            Management..................................................   55
            Choosing a share class to buy...............................   61
            Buying shares and exchanging shares.........................   67
            Redeeming shares............................................   69
            Other things to know about share transactions...............   71
            Dividends, distributions and taxes..........................   73
            Financial highlights........................................   75

--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING
--------------------------------------------------------------------------------

                                ABOUT THE FUNDS

Equity Funds                 Fixed Income Funds           Money Market Funds
------------                 ------------------           ------------------
All Cap Value Fund           California Tax Free          Cash Management Fund
Asia Growth Fund             Income Fund                  New York Municipal Money
Balanced Fund                High Yield Bond Fund         Market Fund
Capital Fund                 National Tax Free
International Equity Fund    Income Fund
Investors Value Fund         New York Tax Free
Large Cap Core               Income Fund
  Equity Fund                Strategic Bond Fund
Large Cap Growth Fund        U.S. Government Income Fund
Mid Cap Fund
Small Cap Growth Fund

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------
 ALL CAP VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks and common stock
 STRATEGY                equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large, well-known companies but may also
                         invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes
                         smaller companies offer more attractive value opportunities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                         When evaluating an individual stock, the manager looks for:

                          Low market valuations measured by the manager's valuation
                          models.

                          Positive changes in earnings prospects because of factors
                          such as:

                            New, improved or unique products and services

                            New or rapidly expanding markets for the company's products

                            New management

                            Changes in the economic, financial, regulatory or political environment particularly affecting the company

                            Effective research, product development and marketing

                            A business strategy not yet recognized by the marketplace.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          Stock prices decline generally.

                          The manager's judgement about the attractiveness, value or potential appreciation of a particular stock proves to be
                          incorrect.

                          An adverse event, such as negative press reports about a
                          company in which the fund invests, depresses the value of
                          the company's stock.

                          The markets strongly favor growth stocks over stocks with
                          value characteristics.

                          Small or medium capitalization companies fall out of favor with investors.

                         Compared to mutual funds that focus only on large
                         capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

                         Compared to large companies, small and medium capitalization companies are more likely to have:

                          More limited product lines.

                          Fewer capital resources.

                          More limited management depth.

                         Further, securities of small and medium capitalization companies are more likely to:

                          Experience sharper swings in market values.

                          Be harder to sell at times and at prices the manager believes appropriate.

                          Offer greater potential for gains and losses.

                     Salomon Brothers Investment Series - 2

 PERFORMANCE             Because All Cap Value Fund has been in existence for less
                         than one year, the fund does not yet have a sufficient
                         operating history to generate the performance information
                         which other funds show in bar and table form in this
                         location of the prospectus.
-------------------------------------------------------------------------------------

 FEE TABLE

----------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O    CLASS Y
----------------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None
----------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
----------------------------------------------------------------------------------------------------
        Management fees                            0.75%     0.75%     0.75%     0.75%     0.75%
----------------------------------------------------------------------------------------------------
        Distribution and service (12b-1) fee       0.25%     1.00%     1.00%      None      None
----------------------------------------------------------------------------------------------------
        Other expenses**                           1.12%     1.12%     1.12%     1.12%     1.12%
----------------------------------------------------------------------------------------------------
        Total annual fund operating expenses**     2.12%     2.87%     2.87%     1.87%     1.87%
----------------------------------------------------------------------------------------------------

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **Based on estimated amounts for the fiscal year ending December 31, 2001.

                          FEES AND EXPENSES
                          This table sets forth
                          the fees and expenses
                          you will pay if you
                          invest in shares of the
                          fund.
                          Because the manager has
                          voluntarily agreed to
                          waive a portion of its
                          management fee and
                          reimburse certain
                          expenses for the fiscal
                          year ended
                          December 31, 2001 the
                          actual total operating
                          expenses for each class
                          is expected to be:
                            Class A: 1.50%
                            Class B: 2.25%
                            Class 2: 2.25%
                            Class O: 1.25%
                            Class Y: 1.25%
                          The manager may
                          discontinue this waiver
                          and reimbursement at
                          any time.

 EXAMPLE

----------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                          1 YEAR      3 YEARS
 Your costs would be
 Class A                                                        $778       $1,201
----------------------------------------------------------------------------------
 Class B (redemption at end of period)                           790        1,189
----------------------------------------------------------------------------------
 Class B (no redemption)                                         290          889
----------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                           487          980
----------------------------------------------------------------------------------
 Class 2 (no redemption)                                         387          980
----------------------------------------------------------------------------------
 Class O                                                         190          588
----------------------------------------------------------------------------------
 Class Y                                                         190          588
----------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period (unless otherwise indicated)

              This example helps you
              compare the cost of
              investing in the Fund
              with other mutual
              funds. Your actual cost
              may be higher or lower.

                     Salomon Brothers Investment Series - 3

--------------------------------------------------------------------------------
ASIA GROWTH FUND

 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity and equity-related
 STRATEGY                securities of 'Asian companies'. The fund considers Asian
                         companies to include companies that are organized under the laws of any country in the Asian region other than Japan,
                         Australia and New Zealand. The fund also considers companies to be 'Asian companies' if Salomon Brothers Assets
                         Management Asia Pacific Limited, the fund's subadviser,
                         determines that they: (i) derive at least 50% of their
                         revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian
                         countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities
                         which are traded principally on the stock exchange in an
                         Asian country. The fund is not limited in its allocation of assets among Asian countries. Equity and equity related
                         securities include common and preferred stock, bonds
                         convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of
                         Depositary Receipts.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, the subadviser seeks to
 SUBADVISER              identify specific industries and companies which offer the
 SELECTS THE             best relative potential for long-term capital appreciation
 FUND'S                  across Asian markets. Individual country weights compared to
 INVESTMENTS             the benchmark (the Morgan Stanley Capital International All
                         Country Asia Free Ex-Japan Index) are managed tactically
                         using fundamental and quantitative analysis. In seeking to identify individual companies within Asian industries, the subadviser tends to focus on companies that have the
                         greatest growth potential and have strong cash flows.
                         In evaluating specific industries and country weighting, the subadviser considers macro economic factors such as
                         government policies, market liquidity, industry
                         competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries.
                         The subadviser then employs a combination of quantitative
                         and traditional fundamental analysis to identify individual companies within these industries which exhibit strong
                         returns on equity, positive cash flows and favorable price-
                         earnings ratios.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in Asian     The Asian securities markets decline.
 companies involve a      Economic, political or social instabilities significantly
 substantial risk of      disrupt the principal financial markets in the Asian Region.
 loss.                    Factors creating volatility in one Asian country or emerging
 The fund is not          market negatively impact securities values or trading in
 diversified, which       countries in the region.
 means that it can        The U.S. dollar appreciates against the Asian currencies.
 invest a higher          One or more governments in the region imposes restrictions
 percentage of its        on currency conversion or trading.
 assets in any one        Asian economies grow at a slower rate than expected or
 issuer than a            experience a downturn or recession.
 diversified fund.        In changing markets the fund may not be able to sell
 Also, the fund may       securities in desired amounts or at prices it considers
 invest more than 25%     reasonable.
 of its assets in any     The manager's judgment about the attractiveness, relative
 Asian country. Being     value or potential appreciation of a particular sector or
 non-diversified and      stock proves to be incorrect.
 not having a limit in    The fund may experience higher than average turnover of
 its allocation of        portfolio securities.
 assets among Asian
 countries may magnify
 the fund's losses from
 events affecting a
 particular issuer or
 country.

                     Salomon Brothers Investment Series - 4

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 47.67% in 4th quarter 1999;
 Lowest:  -28.96% in 2nd quarter
 1998.

                [CHART]

            % Total Return
    Calendar years ended December 31
  97         98         99           00
  --         --         --           --
-25.55    -13.10      94.92        -33.07

                                     TOTAL RETURN

                                     The bar chart shows the
                                     performance of the
                                     fund's Class A shares
                                     for each of the
                                     calendar years
                                     indicated. Class B, 2
                                     and O shares would have
                                     different performance
                                     because of their
                                     different expenses. The
                                     performance information
                                     in the chart does not
                                     reflect sales charges,
                                     which would reduce your
                                     return.

-------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

        Class           Inception Date         1 Year                 Since Inception
 Class A                    5/6/96            -36.90%                    -3.76%

 Class B                    5/6/96            -36.92%                    -3.66%

 Class 2'D'                 5/6/96            -34.95%                    -3.44%

 Class O                    5/6/96            -32.92%                    -2.30%

 MSCI Index                 5/6/96            -35.22%                   -11.12%

COMPARATIVE
PERFORMANCE
The table indicates the
risk of investing in
the fund by comparing
the average annual
total return of each
class for the periods
shown to that of the
Morgan Stanley Capital
International All
Country Asia Free
Ex-Japan Index ('MSCI
Index'), a broad-based
unmanaged index of
Asian stocks.

'D'formerly Class C

--------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                  5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.80%     0.80%     0.80%      0.80%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                   1.67%     1.67%     1.68%      1.68%

   Total annual fund operating expenses             2.72%     3.47%     3.48%      2.48%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 FEES AND EXPENSES
 This table sets forth
 the fees and expenses
 you will pay if you
 invest in shares of the
 fund. Because the
 manager voluntarily
 agreed to waive its
 management fee and
 reimbursed certain
 expenses for the fiscal
 year ended December 31,
 2000, the actual total
 operating expenses for
 each class were:
 Class  A: 1.24%
 Class  B: 1.99%
 Class  2: 1.99%
 Class  O: 0.99%
 The manager may
 discontinue this waiver
 and reimbursement at
 any time.

-------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $834     $1,371    $1,932      $3,451

 Class B (redemption at end of period)               850      1,365     2,003       2,510

 Class B (no redemption)                             350      1,065     1,803       3,510

 Class 2 (redemption at end of period)               547      1,157     1,889       3,819

 Class 2 (no redemption)                             447      1,157     1,889       3,819

 Class O                                             251        773     1,321       2,816

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a
                       sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.


                     Salomon Brothers Investment Series - 5

--------------------------------------------------------------------------------
 BALANCED FUND
 INVESTMENT              The fund seeks to obtain above average income (compared to a
 OBJECTIVE               portfolio invested in equity securities). The fund's
                         secondary objective is to take advantage of opportunities
                         for growth of capital and income.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in fixed-income
                         securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed
                         income securities rated below investment grade by a
                         recognized rating agency or in unrated securities of
                         equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE              Large market capitalizations.
 FUND'S                   Favorable dividend yields and price to earnings ratios.
 INVESTMENTS              Stocks that are less volatile than the market as a whole
                          Strong balance sheets.
                          A catalyst for appreciation and restructuring potential,
                          product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating,
                         sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                          Credit quality taking into account financial condition and profitability.

                          Future capital needs.

                          Potential for change in rating and industry outlook.

                          The competitive environment and management ability.

                     Salomon Brothers Investment Series - 6

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            Investors could lose money in the fund or the fund's
 THE FUND                performance could fall below other possible investments if any of the following occurs:

                          U.S. stock markets decline.

                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.

                          Large capitalization stocks fall out of favor with investors.

                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could underperform other investments if:

                          Interest rates go up, causing the prices of fixed-income
                          securities to decline and reducing the value of the fund's investments.

                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.

                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.

                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.

                     Salomon Brothers Investment Series - 7

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 7.98% in 2nd quarter 1999;
 Lowest:  -7.23% in 3rd quarter
 1999.

                  [CHART]

              % Total Return
     Calendar years ended December 31
  96        97        98        99        00
  --        --        --        --        --
 18.33     19.05     6.36      3.21      7.93

            TOTAL RETURN
            The bar chart shows the
            performance of the
            fund's Class A shares
            for each of the
            calendar years
            indicated. Class B, 2
            and O shares would have
            different performance
            because of their
            different expenses. The
            performance information
            in the chart does not
            reflect sales charges,
            which would reduce your
            return.

--------------------------------------------------------------------------------
 PERFORMANCE TABLE


 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
     Class          Inception Date      1 Year       5 Years      Since Inception
---------------------------------------------------------------------------------
 Class A               9/11/95            1.72%       9.49%            10.25%
---------------------------------------------------------------------------------
 Class B               9/11/95            2.10%       9.65%            10.51%
---------------------------------------------------------------------------------
 Class 2'D'            9/11/95            5.09%       9.71%            10.45%
---------------------------------------------------------------------------------
 Class O               9/11/95            8.11%      11.10%            11.83%
---------------------------------------------------------------------------------
 S&P 500 Index         9/11/95           -9.11%      18.33%            19.25%
---------------------------------------------------------------------------------
 SSB Big Index         9/11/95           11.59%       6.45%             7.03%
---------------------------------------------------------------------------------


            COMPARATIVE
            PERFORMANCE

            The table indicates the
            risk of investing in
            the fund by comparing
            the average annual
            total return of each
            class for the periods
            shown to that of the
            Standard & Poor's 500
            Stock Index ('S&P 500
            Index'), a broad-based
            unmanaged index of
            widely held common
            stocks and the Salomon
            Smith Barney Broad
            Investment Grade Bond
            Index ('SSB Big
            Index'), a broad-based
            unmanaged index of
            corporate bonds.
            'D'formerly Class C

-------------------------------------------------------------------------------

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2    CLASS O
 *Maximum sales charge on purchases                 5.75%*     None     1.00%       None
-----------------------------------------------------------------------------------------
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None
-----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-----------------------------------------------------------------------------------------
   Management fees                                  0.55%     0.55%     0.55%      0.55%
-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
-----------------------------------------------------------------------------------------
   Other expenses                                   0.38%     0.38%     0.39%      0.38%
-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.18%     1.93%     1.94%      0.93%
-----------------------------------------------------------------------------------------

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

            FEES AND EXPENSES
            This table sets forth
            the fees and expenses
            you will pay if you
            invest in shares of the
            fund. Because the
            manager voluntarily
            agreed to waive a
            portion of its
            management fee for the
            fiscal year ended
            December 31, 2000, the
            actual total operating
            expenses for each class
            were:
             Class  A: 0.95%
             Class  B: 1.70%
             Class  2: 1.70%
             Class  O: 0.70%
            The manager may
            discontinue this waiver
            at any time.

                     Salomon Brothers Investment Series - 8

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
 Your costs would be                                $688      $928     $1,187      $1,924
 Class A
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               696       906      1,242       1,972
-----------------------------------------------------------------------------------------
 Class B (no redemption)                             196       606      1,042       1,972
-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               395       703      1,137       2,342
-----------------------------------------------------------------------------------------
 Class 2 (no redemption)                             295       703      1,137       2,342
-----------------------------------------------------------------------------------------
 Class O                                              95       296        515       1,143
-----------------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

            This example helps you
            compare the cost of
            investing in the fund
            with other mutual
            funds. Your actual cost
            may be higher or lower.

                    Salomon Brothers Investment Series - 9

--------------------------------------------------------------------------------
 CALIFORNIA TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal objective and California State personal income taxes and preserve the value of its shareholders'
                         investment.

-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade 'California
 STRATEGY                municipal securities,' which are debt obligations issued by the State of California and its political subdivisions,
                         agencies and public authorities (or certain other
                         governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from
                         regular federal income tax and California State personal
                         income taxes. As a result, the interest rate on these
                         obligations normally is lower than it would be if the
                         obligations were subject to taxation.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the average dollar-weighted maturity of the securities held by the fund is under 10 years.

-------------------------------------------------------------------------------------

 HOW THE                 The fund is managed by employing a combination of
 MANAGER                 qualitative and quantitative analysis. The manager decides
 SELECTS THE             which securities to purchase by first developing an interest
 FUND'S                  rate forecast and analysis of general economic conditions
 INVESTMENTS             for the United States as a whole, with a particular focus on
                         California. Given this information, the manager develops
                         expectations for the performance of short-, intermediate-
                         and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. The manager seeks to add value by investing in a range of
                         municipal bonds, representing different market sectors,
                         structures and maturities. The manager uses this same
                         approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or
                         when the manager believes that better opportunities exist or that the security no longer fits within the manager's
                         overall strategies for achieving the fund's investment
                         objective.

-------------------------------------------------------------------------------------

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 The fiscal condition of California State weakens. California
 The fund is not          State has experienced significant fiscal problems in the
 diversified, which       past.
 means that it can        Interest rates rise, causing the value of the fund's
 invest a higher          portfolio to decline.
 percentage of its        An issuer or guarantor of the fund's securities defaults,
 assets in any one        has credit rating downgraded or is unable to make timely
 issuers than a           payments because of general economic downturns or increased
 diversified fund.        governmental costs.
                          New federal or state legislation adversely affects the
                          tax-exempt status of securities held by the fund or the
                          financial ability of the municipalities to repay these
                          obligations.
                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security proves to be
                          incorrect.

                         It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital
                         gains will be, subject to federal taxation. The fund may
                         realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distribution may be subject to the federal alternative minimum tax. In
                         addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 10

 PERFORMANCE             In both the chart and the performance table below, the
                         returns shown are for periods before the creation of Class
                         B, 2 and O shares on July 12, 2001. All outstanding fund
                         shares were designated Class A shares on that date. Prior to that date, fund shares were sold without a sales charge. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently
                         applicable to the Class A and Class 2 shares, and the
                         maximum deferred sales charge currently applicable to
                         Class B and Class 2 shares.
                         Class B, Class 2, and Class O shares are newly offered.
                         Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share
                         performance for the period before that class was offered
                         would have been higher than that shown for Class A shares
                         because Class O shares generally have lower fund expenses
                         and are sold without a sales charge.
                         The fund's performance reflects certain fee waivers or
                         reimbursements. If these are reduced or eliminated, the
                         fund's performance may go down.

 The bar chart indicates the risks of       [CHART]                                 TOTAL RETURN
 investing in the fund by showing                                                   The bar chart shows the
 changes in the fund's performance                                                  performance of the
 from year to year. Past performance                                                fund's Class A shares
 does not necessarily indicate how                                                  for each of the
 the fund will perform in the future.                                               calendar years
 QUARTERLY RETURNS: Highest:                                                        indicated. Class B, 2
 4.96% in 4th quarter 2000;                                                         and O shares would have
 Lowest:  - 2.97% in 2nd quarter                                                    different performance
 1999.                                                                              because of their
 YEAR TO DATE PERFORMANCE AS OF                                                     different expenses. The
 9/30/01: 4.12%.                                                                    performance information
                                                                                    in the chart does not
                                                                                    reflect sales charges,
                                                                                    which would reduce your
                                                                                    return.

        % Total Return
Calendar years ended December 31
      1999           2000
      ----           ----
     -2.54          14.33

----------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES
 CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED
DECEMBER 31, 2000)
  CLASS                    1 YEAR  SINCE INCEPTION*



---------------------------------------------------
 Class A                    8.89%       3.36%
 Class B                    9.33%       3.96%

---------------------------------------------------
 Class 2                   12.18%       4.84%
 Class O                   14.33%       5.71%

---------------------------------------------------
 Lehman California
 4 Years Plus Index        13.47%        N/A

 * The inception date is November 2, 1998
                                                     COMPARATIVE
                                                     PERFORMANCE
                                                     The table indicates the
                                                     risk of investing in
                                                     the fund by comparing
                                                     the average annual
                                                     total return of each
                                                     class for the periods
                                                     shown to that of the
                                                     Lehman Cali-fornia 4
                                                     Years Plus Index, a
                                                     broad based unmanaged
                                                     index of California
                                                     municipal bonds with a
                                                     maturity of greater
                                                     than four years.

----------------------------------------------------------------------------



                    Salomon Brothers Investment Series - 11

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                 4.75%*      None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None
-----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.50%     0.50%     0.50%      0.50%
-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%       None
-----------------------------------------------------------------------------------------
   Other expenses**                                 0.66%     0.66%     0.66%      0.66%
-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.41%     2.16%     1.91%      1.16%

  * If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A Shares in amounts $1 million or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Because Class B, Class 2 and Class O shares are newly offered, 'Other expenses' have been estimated based on expenses incurred by Class A shares.
--------------------------------------------------------------------------------

                                          FEES AND EXPENSES
                                          This table sets forth
                                          the fees and expenses
                                          you will pay if you
                                          invest in shares of the
                                          fund. Because the
                                          manager voluntarily
                                          agreed to waive its
                                          management fee and
                                          reimbursed certain
                                          expenses for the fiscal
                                          year ended December 31,
                                          2000, the actual total
                                          operating expenses,
                                          based on current fees
                                          and expenses, for each
                                          class were (in the case
                                          of Class A shares) or
                                          would have been (in the
                                          case of Class B, 2, and
                                          O shares):
                                            Class  A: 0.80%
                                            Class  B: 1.55%
                                            Class  2: 1.30%
                                            Class O: 0.55%
                                          The manager may
                                          discontinue this waiver
                                          and reimbursement at
                                          any time.

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $612       $900    $1,209      $2,086
------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               719        976     1,259       1,937
------------------------------------------------------------------------------------------
 Class B (no redemption)                             219        676     1,159       1,937
------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               392        694     1,121       2,310
------------------------------------------------------------------------------------------
 Class 2 (no redemption)                             292        694     1,121       2,310
------------------------------------------------------------------------------------------
 Class O                                             116        368       638       1,409
------------------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period (unless otherwise indicated)

                                                  This example helps you
                                                  compare the cost of
                                                  investing in the fund
                                                  with other mutual
                                                  funds. Your actual cost
                                                  may be higher or lower.

                    Salomon Brothers Investment Series - 12

--------------------------------------------------------------------------------
 CAPITAL FUND

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies may range in size from
                         established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies
                         (less than $1 billion in market capitalization) at the
                         beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes.

                         In selecting individual companies for investment, the manager looks for the following:

                          Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable
                          industry trends, lack of investor recognition or the
                          short-term nature of earnings declines.

                          Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.

                          Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                          enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                          The U.S. stock market declines.

                          An adverse event, such as negative press reports about a
                          company in the fund's portfolio, depresses the value of the company's stock.

 Investing in small       The manager's judgment about the attractiveness, relative
 capitalization           value or potential appreciation of a particular sector or
 companies involves a     stock proves to be incorrect.
 substantial risk of
 loss.                    Greater volatility of share price because of the fund's
                          ability to invest in small cap companies. Investing in small capitalization companies involves a substantial risk of
                          loss. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                            Be more sensitive to changes in earnings results and investor expectations.

                            Have more limited product lines, capital resources and management depth.

                            Experience sharper swings in market values.

                            Be harder to sell at the times and prices the manager believes appropriate.

                           Offer greater potential for gain and loss.

                         The fund is not diversified as defined by the Investment
                         Company Act of 1940, which means that it is permitted to
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from events affecting a particular issuer.
                         However, the manager seeks to diversify the fund's
                         investments across industries, which may help reduce this
                         risk.

                    Salomon Brothers Investment Series - 13

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 22.50% in 4th quarter 1998;
 Lowest:  - 12.41% in 3rd
 quarter 1998.

                                   [CHART]

                                % Total Return
                         Calendar years ended December 31
  91        92        93        94        95        96        97        98        99        00
  --        --        --        --        --        --        --        --        --        --
 33.4      4.71      17.7     -14.16     34.88    33.34      26.76     23.83     23.44     19.20



                                   TOTAL RETURN
                                   The bar chart shows the
                                   performance of the
                                   fund's Class O shares
                                   for each of the past 10
                                   calendar years.
                                   Class A, B and 2 shares
                                   would have different
                                   performance because of
                                   their different
                                   expenses. The
                                   performance information
                                   in the chart does not
                                   reflect sales charges,
                                   which would reduce your
                                   return.

--------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.
 -------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
                        Inception                                                 Since
        Class              Date         1 Year       5 Years       10 Years     Inception
-------------------------------------------------------------------------------------------
 Class A                 11/1/96        12.10%         n/a           n/a          22.45%
-------------------------------------------------------------------------------------------
 Class B                 11/1/96        13.06%         n/a           n/a          23.04%
-------------------------------------------------------------------------------------------
 Class 2'D'              11/1/96        15.87%         n/a           n/a          22.98%
-------------------------------------------------------------------------------------------
 Class O                   n/a          19.20%        25.23%        19.30%         n/a
-------------------------------------------------------------------------------------------
 Russell 3000 Index        n/a         - 7.46%        17.40%        17.38%        17.22%
-------------------------------------------------------------------------------------------

                             COMPARATIVE
                             PERFORMANCE
                             The table indicates the
                             risk of investing in
                             the fund by comparing
                             the average annual
                             total return of each
                             class for the periods
                             shown to that of the
                             Russell 3000 Index, a
                             broad-based unmanaged
                             capitalization weighted
                             index of large
                             capitalized companies.

                             'D'formerly Class C
------------------------------------------------------------------------------
 FEE TABLE

----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                 CLASS A   CLASS B   CLASS 2   CLASS O      CLASS Y
----------------------------------------------------------------------------------------------
 Maximum sales charge on purchases           5.75%*     None     1.00%     None         None
----------------------------------------------------------------------------------------------
 Maximum deferred sales charge on             None     5.00%     1.00%     None         None
 redemptions
----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS  A % OF NET ASSETS)
----------------------------------------------------------------------------------------------
   Management fees                           0.70%     0.70%     0.70%      0.70%        0.70%
----------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee      0.25%     1.00%     1.00%       None         None
----------------------------------------------------------------------------------------------
   Other expenses                            0.21%     0.21%     0.21%      0.20%      0.20%**
----------------------------------------------------------------------------------------------
   Total annual fund operating expenses      1.16%     1.91%     1.91%      0.90%      0.90%**
----------------------------------------------------------------------------------------------

  * If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Based on estimated amounts for the fiscal year ending December 31, 2001.

                       FEES AND EXPENSES

                       This table sets forth
                       the fees and expenses
                       you will pay if you
                       invest in shares of the
                       fund.

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $686     $922     $1,177      $1,903
-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 694      900      1,232       1,950
-------------------------------------------------------------------------------------------
 Class B (no redemption)                               194      600      1,032       1,950
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 392      694      1,121       2,310
-------------------------------------------------------------------------------------------
 Class 2 (no redemption)                               292      694      1,121       2,310
-------------------------------------------------------------------------------------------
 Class O                                                92      287        498       1,108
-------------------------------------------------------------------------------------------
 Class Y                                                92      287        498       1,108
-------------------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

                 This example helps you
                 compare the cost of
                 investing in the fund
                 with other mutual
                 funds. Your actual cost
                 may be higher or lower.

                    Salomon Brothers Investment Series - 14

--------------------------------------------------------------------------------

 CASH MANAGEMENT FUND

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests in high quality, U.S. dollar denominated
 INVESTMENT              short-term debt securities. The fund may invest in all types
 STRATEGY                of money market instruments including U.S. government
                         securities, short-term debt securities, commercial paper,
                         variable rate demand notes, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements and fixed time deposits.
                         While the fund invests primarily in securities of U.S.
                         issuers, the fund may also invest in U.S. dollar denominated obligations of foreign governmental and corporate issuers.
                         The debt instruments in which the fund invests may have
                         fixed or variable rates of interest. The fund normally
                         maintains at least 25% of its assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or are deemed to have, remaining maturities of 397 days or
                         less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------------

 HOW THE                 In selecting investments for the funds, the manager looks
 MANAGER                 for:
 SELECTS THE             Eligible issuers with the most desirable credit quality.
 FUND'S                  The best relative values based on an analysis of yield,
 INVESTMENTS             price, interest rate sensitivity and credit quality.
                         Maturities consistent with the manager's outlook for
                          interest rates.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
 There is no
 assurance that
 the Cash
 Management
 Fund will be able
 to maintain a
 stable net asset
 value of $1.00
 per share.


                         Although the fund seeks to preserve the value of an
                         investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:

                            Interest rates rise sharply.
                            An issuer or guarantor of the fund's securities defaults,
                            or has its credit rating downgraded.
                            The manager's judgment about the relative value or credit
                            quality of a particular security proves to be incorrect.
                            The value of the fund's foreign securities go down because of unfavorable government actions or political instability.
                            Over time, a money market fund is likely to underperform
                            other fixed income or equity investment options.

                    Salomon Brothers Investment Series - 15

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.62% in 1st quarter 1991;
 Lowest: 0.66% in 4th quarter 1993.

                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class O shares
                                                       for each of the
                                                       calendar years
                                                       indicated. Class A, B
                                                       and 2 shares may have
                                                       different performance
                                                       because of their
                                                       different expenses.

                      % Total Return
              Calendar years ended December 31

  91     92     93     94     95     96    97     98     99   00
 5.66   3.37   2.73   3.89   5.60   5.07  5.21   5.20   4.78  6.00


-----------------------------------------------------------------------------

 PERFORMANCE TABLE


 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.
-----------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class              Inception Date      1 Year      5 Years      10 Years          Since Inception
---------------------------------------------------------------------------------------------------------
 Class A                       1/3/95          6.00%        5.24%         n/a                5.20%
---------------------------------------------------------------------------------------------------------
 Class B                       1/3/95          6.00%        5.25%         n/a                5.19%
---------------------------------------------------------------------------------------------------------
 Class 2'D'                    1/3/95          6.00%        5.24%         n/a                5.18%
---------------------------------------------------------------------------------------------------------
 Class O                      10/2/90          6.00%        5.24%        4.74%                n/a

 The fund's 7-day effective yield as of December 31, 2000 was 6.06%.
---------------------------------------------------------------------------------------------------------

                                                       COMPARATIVE
                                                       PERFORMANCE
                                                       The table indicates the
                                                       average annual total
                                                       return of each class
                                                       for the periods shown.
                                                       'D'formerly Class C


 FEE TABLE

---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

---------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
---------------------------------------------------------------------------------------------------------
   Management fees                                  0.20%     0.20%     0.20%       0.20%

---------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee              None      None      None        None
---------------------------------------------------------------------------------------------------------
   Other expenses                                   0.51%     0.51%     0.52%       0.51%

---------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses             0.71%     0.71%     0.72%       0.71%
---------------------------------------------------------------------------------------------------------

                                                        FEES AND EXPENSES
                                                        This table sets forth
                                                        the fees and expenses
                                                        you will pay if you
                                                        invest in shares of the
                                                        fund.

 EXAMPLE

---------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $56      $176      $307        $689
---------------------------------------------------------------------------------------------------------
 Class B                                               56       176       307         689
---------------------------------------------------------------------------------------------------------
 Class 2                                               56       176       307         689
---------------------------------------------------------------------------------------------------------
 Class O                                               56       176       307         689
---------------------------------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 16

--------------------------------------------------------------------------------------

 HIGH YIELD BOND FUND

 INVESTMENT              The fund seeks to maximize current income. As a secondary
 OBJECTIVE               objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield fixed income
 INVESTMENT              securities issued by U.S. and foreign corporations and
 STRATEGY                foreign governments and their agencies and
                         instrumentalities. The fund will limit its investments in
                         emerging market governmental issuers to 35% of its assets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency or, if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                           The strength of the issuer's financial resources.
                           The issuer's sensitivity to economic conditions and trends.
                           The issuer's operating history.
                           Experience and track record of issuer's management or
                           political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND

                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                          Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
 Investments in           The manager's judgment about the attractiveness, value or
 high yield               credit quality of a particular security proves to be
 securities               incorrect.
 involve a               High yield securities are considered speculative and,
 substantial risk        compared to investment grade securities, tend to have more
 of loss.                volatile prices and are more susceptible to the following
                         risks:

                          Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Negative market sentiment towards high yield securities
                          depresses the price and liquidity of high yield securities.


                    Salomon Brothers Investment Series - 17

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.19% in 3rd quarter 1996;
 Lowest:  -13.26% in 3rd quarter
 1998.

                  [CHART]

                         % Total Return
                Calendar years ended December 31

                96       97      98      99      00
              21.92    13.03   -7.05    7.03    -3.59

                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class A shares
                                                       for each of the
                                                       calendar years
                                                       indicated. Class B, 2
                                                       and O shares would have
                                                       different performance
                                                       because of their
                                                       different expenses. The
                                                       performance information
                                                       in the chart does not
                                                       reflect sales charges,
                                                       which would reduce your
                                                       return.
--------------------------------------------------------------------------------

 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

  Class                    Inception Date          1 Year       5 Years         Since Inception
--------------------------------------------------------------------------------------------------------
 Class A                       2/22/95            -8.14%        4.71%               6.77%
---------------------------------------------------------------------------------------------------------
 Class B                       2/22/95            -8.52%        4.74%               6.78%
---------------------------------------------------------------------------------------------------------
 Class 2'D'                    2/22/95            -5.96%        4.85%               6.77%
---------------------------------------------------------------------------------------------------------
 Class O                       2/22/95            -3.28%        5.99%               7.91%
---------------------------------------------------------------------------------------------------------
 SSB Index                        *               -5.68%        4.60%               6.32%
 *Index comparison begins on 2/28/95.
---------------------------------------------------------------------------------------------------------

                                                       COMPARATIVE
                                                       PERFORMANCE
                                                       The table indicates the
                                                       risk of investing in
                                                       the fund by comparing
                                                       the average annual
                                                       total return of each
                                                       class for the periods
                                                       shown to that of the
                                                       Salomon Smith Barney
                                                       High-Yield Market Index
                                                       ('SSB Index'), a
                                                       broad-based unmanaged
                                                       index of high yield
                                                       securities.
                                                       'D'formerly Class C

---------------------------------------------------------------------------------------------------------
 FEE TABLE
---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                      CLASS A   CLASS B   CLASS 2      CLASS O
 Maximum sales charge on purchases                4.75%*    None       1.00%       None
 Maximum deferred sales charge on redemptions     None      5.00%      1.00%       None
---------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)
---------------------------------------------------------------------------------------------------------
   Management fees                                0.75%     0.75%      0.75%       0.75%
---------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee           0.25%     1.00%      0.75%       None
---------------------------------------------------------------------------------------------------------
   Other expenses                                 0.24%     0.24%      0.24%       0.24%
---------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses           1.24%     1.99%      1.74%       0.99%
---------------------------------------------------------------------------------------------------------
 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%
---------------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund.

---------------------------------------------------------------------------------------------------------
 EXAMPLE
---------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                          $595      $850     $1,124      $1,904
---------------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             702       924      1,273       2,032
---------------------------------------------------------------------------------------------------------
 Class B (no redemption)                           202       624      1,073       2,032
---------------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)             375       643      1,034       2,131
---------------------------------------------------------------------------------------------------------
 Class 2 (no redemption)                           275       643      1,034       2,131
---------------------------------------------------------------------------------------------------------
 Class O                                           101       315        547       1,213
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period.

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 18

--------------------------------------------------------------------------------

 INTERNATIONAL EQUITY FUND

 INVESTMENT              The fund seeks long-term capital growth.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries, with an emphasis on established
                         companies with medium to large market capitalizations
                         ($1 billion or more) and seasoned management teams. Equity and equity related securities include common stock,
                         securities convertible into common stock, and trust or
                         limited partnership interests, and include securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock on non-U.S.
                         issuers.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, Citi Fund Management
 SUBADVISER              Inc., the fund's subadviser, employs a disciplined
 SELECTS THE             investment process that emphasizes individual security
 FUND'S                  selection. The investment focus is on companies that
 INVESTMENTS             participate in growth industries and can deliver
                         sustainable, above average growth in earnings per share over a two to three year horizon. Final security selection is a function of detailed industry and company specific analysis and ongoing interviews with the company's senior management.
                         A strict valuation discipline is employed to insure that the fund does not overpay for earnings growth. The fund closely monitors the investment on an ongoing basis for possible
                         changes in company or industry fundamentals. Turnover is
                         typically low, and the average holding period for a fund
                         investment is currently three years. The subadviser manages the fund's portfolio compared to its benchmark, the MSCI
                         EAFE'r' Index, which is not hedged, and therefore, typically does not hedge portfolio securities or currencies. The
                         subadviser may, however, engage in hedging strategies when it believes it is desirable to do so. The fund seeks to
                         reduce overall portfolio risk by investing in a wide range of countries.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                          Foreign securities markets decline.

                          The U.S. dollar appreciates against foreign currencies.

                          One or more foreign governments impose restrictions on currency conversion or trading.

                          Non-U.S. economies grow at a slower rate than expected or
                          experience a downturn or recession.

                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          stock proves to be incorrect.

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.

                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.

                          Economic, political and social developments significantly
                          disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government
                          issuers.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                    Salomon Brothers Investment Series - 19

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 for the last calendar year. Past
 performance does not necessarily
 indicate how the fund will perform
 in the future.
 QUARTERLY RETURNS: Highest:
  - 1.44 in 1st quarter 2000;
 Lowest:  - 8.05% in 4th quarter
 2000.

                                   [CHART]

                                % Total Return
                         Calendar years ended December 31

                                       00
                                       --
                                      -23.14

                   TOTAL RETURN
                   The bar chart shows the
                   performance of the
                   fund's Class A shares
                   for the year indicated.
                   Class B, 2 and O shares
                   would have different
                   performance because of
                   their different
                   expenses. The
                   performance information
                   in the chart does not
                   reflect sales charges,
                   which would reduce your
                   return.

-------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.
 ------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                         Inception                                         Since
      Class                 Date                   1 Year                Inception
----------------------------------------------------------------------------------
 Class A                  10/25/99                - 27.55%                - 8.10%
----------------------------------------------------------------------------------
 Class B                  10/25/99                - 27.55%                - 7.41%
----------------------------------------------------------------------------------
 Class 2                  10/25/99                - 25.30%                - 5.04%
----------------------------------------------------------------------------------
 Class O                  10/25/99                - 22.98%                - 3.22%
----------------------------------------------------------------------------------
 MSCI Index               10/25/99                - 13.96%                - 10.05%
----------------------------------------------------------------------------------

                    COMPARATIVE
                    PERFORMANCE
                    The table indicates the
                    risk of investing in
                    the fund by comparing
                    the average annual
                    total return of each
                    class for the periods
                    shown to that of the
                    Morgan Stanley Capital
                    International Europe,
                    Australia and Far East
                    Index ('MSCI EAFE'), an
                    unmanaged index of
                    common stocks of
                    companies located in
                    Europe, Australia and
                    the Far East.

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
-----------------------------------------------------------------------------------------
   Maximum sales charge on purchases                5.75%*     None     1.00%       None
-----------------------------------------------------------------------------------------
   Maximum deferred sales charge on redemptions      None     5.00%     1.00%       None
-----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-----------------------------------------------------------------------------------------
   Management fees                                  0.90%     0.90%     0.90%      0.90%
-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
-----------------------------------------------------------------------------------------
   Other expenses                                   0.95%     0.95%     0.95%      0.95%
-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             2.10%     2.85%     2.85%      1.85%
-----------------------------------------------------------------------------------------

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                  FEES AND EXPENSES
                  This table sets forth
                  the fees and expenses
                  you will pay if you
                  invest in shares of the
                  fund.
                  Because the manager has
                  voluntarily agreed to
                  waive a portion of its
                  management fee and
                  reimburse certain
                  expenses for the fiscal
                  year ended December 31,
                  2000, the actual total
                  operating expenses for
                  each class are:
                    Class  A: 1.75%
                    Class  B: 2.50%
                    Class  2: 2.50%
                    Class  O: 1.50%
                  The manager may
                  discontinue this waiver
                  and reimbursement at
                  any time.

                    Salomon Brothers Investment Series - 20

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                              $776    $1,195    $1,639      $2,866
------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 788     1,183     1,704       2,915
------------------------------------------------------------------------------------------
 Class B (no redemption)                               288       883     1,504       2,915
------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 485       974     1,589       3,244
------------------------------------------------------------------------------------------
 Class 2 (no redemption)                               385       974     1,589       3,244
------------------------------------------------------------------------------------------
 Class O                                               185       582     1,001       2,169
------------------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

                This example helps you
                compare the cost of
                investing in the fund
                with other mutual
                funds. Your actual cost
                may be higher or lower.


                    Salomon Brothers Investment Series - 21

--------------------------------------------------------------------------------
 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         solid growth potential at reasonable values. The manager
                         employs fundamental analysis to analyze each company in
                         detail, ranking its management, strategy and competitive
                         market position.

                         In selecting individual companies for investment, the manager looks for:

                          Long-term history of performance.

                          Competitive market position.

                          Competitive products and services.

                          Strong cash flow.

                          High return on equity.

                          Strong financial condition.

                          Experienced and effective management.

                          Global scope.
-------------------------------------------------------------------------------------
 PRINCIPAL               Equity investments may involve added risks. Investors could
 RISKS OF                lose money on their investment in the fund, or the fund may
 INVESTING IN            not perform as well as other investments, if any of the
 THE FUND                following occurs:

                          U.S. stock markets decline.

                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.

                          Large capitalization stocks fall out of favor with investors.

                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                    Salomon Brothers Investment Series - 22

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.44% in 4th quarter 1998;
 Lowest:  - 12.43% in 3rd quarter
 1998.


                                   [CHART]

                                % Total Return
                         Calendar years ended December 31
  91        92        93        94        95        96        97        98        99        00
  --        --        --        --        --        --        --        --        --        --
 29.30     7.42      15.19    -1.26     35.39      30.56     26.47     15.44     11.73     15.24

                   TOTAL RETURN
                   The bar chart shows the
                   performance of the
                   fund's Class O shares
                   for each of the past 10
                   years. Class A, B and 2
                   shares would have
                   different performance
                   because of their
                   different expenses. The
                   performance information
                   in the chart does not
                   reflect sales charges,
                   which would reduce your
                   return.


-------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
                    Inception                                                 Since
      Class            Date         1 Year       5 Years       10 Years     Inception
---------------------------------------------------------------------------------------
 Class A              1/3/95        8.34%         17.99%         n/a          20.75%
---------------------------------------------------------------------------------------
 Class B              1/3/95        9.23%         18.27%         n/a          20.98%
---------------------------------------------------------------------------------------
 Class 2'D'           1/3/95        12.04%        18.26%         n/a          20.86%
---------------------------------------------------------------------------------------
 Class O               n/a          15.24%        19.67%        18.03%         n/a
---------------------------------------------------------------------------------------
 S&P 500 Index         n/a          -9.11%        18.33%        17.44%         n/a
---------------------------------------------------------------------------------------

                   COMPARATIVE
                   PERFORMANCE
                   The table indicates the
                   risk of investing in
                   the fund by comparing
                   the average annual
                   total return of each
                   class for the periods
                   shown to that of the
                   Standard & Poor's 500
                   Stock Index ('S&P 500
                   Index'), a broad-based
                   unmanaged index of
                   widely held common
                   stock.

                   'D'formerly Class C

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
-------------------------------------------------------------------------------------------------
 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None
-------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
-------------------------------------------------------------------------------------------------
   Management fees                                 0.61%     0.61%     0.61%     0.61%     0.61%
-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None
-------------------------------------------------------------------------------------------------
   Other expenses                                  0.14%     0.12%     0.13%     0.12%    0.12%**
-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses            1.00%     1.73%     1.74%     0.73%    0.73%**
-------------------------------------------------------------------------------------------------

  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Based on estimated amounts for the fiscal year ending December 31, 2001.

                   FEES AND EXPENSES
                   This table sets forth
                   the fees and expenses
                   you will pay if you
                   invest in shares of the
                   fund.

                    Salomon Brothers Investment Series - 23

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $671      $875     $1,096      $1,729
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               676       845      1,139       1,761
-----------------------------------------------------------------------------------------
 Class B (no redemption)                             176       545        939       1,761
-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               375       643      1,034       2,131
-----------------------------------------------------------------------------------------
 Class 2 (no redemption)                             275       643      1,034       2,131
-----------------------------------------------------------------------------------------
 Class O                                              75       233        406         906
-----------------------------------------------------------------------------------------
 Class Y                                              75       233        406         906
-----------------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

                   This example helps you
                   compare the cost of
                   investing in the Fund
                   with other mutual
                   funds. Your actual cost
                   may be higher or lower.


                    Salomon Brothers Investment Series - 24

--------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND

 INVESTMENT              The fund seeks reasonable growth and income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a portfolio consisting principally of
 INVESTMENT              U.S. equity securities, including convertible and preferred
 STRATEGY                securities, that provide dividend or interest income.
                         However, it may also invest in non-income producing
                         investments for potential appreciation in value. The fund
                         will invest, under normal circumstances at least 80% of its assets in U.S. stocks with large market capitalizations.
                         U.S. stocks with large market capitalizations are those with market capitalizations of nine billion dollars or more. Up to 20% of the fund's securities may be fixed-income
                         securities of any credit quality and may include below
                         investment grade securities (commonly known as 'junk
                         bonds').
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 spreading the fund's investments among industries and
 SELECTS THE             sectors. The manager uses a two-step selection process
 FUND'S                  commonly known as 'growth at a reasonable price.'
 INVESTMENTS             First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued.
                         Quantitative factors include:

                          Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector.

                          Value characteristics, including low price/earnings ratios and other statistics indicating that a security is
                          undervalued.

                         Then the manager uses fundamental qualitative research to verify these equity securities' growth potential.
                         Qualitative factors include:

                          Management with established track records, or favorable changes in current management.
                          Improvement in a company's competitive position.
                          Positive changes in corporate strategy.

                         These quantitative and qualitative factors, as well as the expected dividends and income, influence the fund's
                         purchases and sales of securities for investment.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Stock prices decline generally
                          Large capitalization companies fall out of favor with
                          investors.
                          Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security proves to be
                          incorrect.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below
                          investment grade securities. These securities are
                          considered speculative because they have a higher risk of
                          issuer default, are subject to greater price volatility and may be illiquid.

                    Salomon Brothers Investment Series - 25

 PERFORMANCE             Because Large Cap Core Equity Fund has been in existence for less than one year, the fund does not yet have a sufficient operating history to generate the performance information
                         which other funds show in bar and table form in this
                         location of the prospectus.
---------------------------------------------------------------------------------------------------------

FEE TABLE

---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                   5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions         None     5.00%     1.00%      None      None
---------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
---------------------------------------------------------------------------------------------------------
   Management fees                                   0.65%     0.65%     0.65%     0.65%     0.65%
---------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee              0.25%     1.00%     1.00%      None      None
---------------------------------------------------------------------------------------------------------
   Other expenses**                                  1.12%     1.12%     1.12%     1.12%     1.12%
---------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses**            2.02%     2.77%     2.77%     1.77%     1.77%

  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
    Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Based on estimated amounts for the fiscal year ending December 31, 2001.
---------------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund.

                                                       Because the manager has
                                                       voluntarily agreed to
                                                       waive a portion of its
                                                       management fee and
                                                       reimburse certain
                                                       expenses for the fiscal
                                                       year ended
                                                       December 31, 2001 the
                                                       actual total operating
                                                       expenses for each class
                                                       is expected to be:
                                                          Class A: 1.50%
                                                          Class B: 2.25%
                                                          Class 2: 2.25%
                                                          Class O: 1.25%
                                                          Class Y: 1.25%
                                                       The manager may
                                                       discontinue this waiver
                                                       and reimbursement at
                                                       any time.

EXAMPLE

----------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES                          1 YEAR    3 YEARS
Your costs would be
 Class A                                                       $768     $1,172
 ---------------------------------------------------------------------------------------
 Class B (redemption at end of period)                         $780     $1,159
 ---------------------------------------------------------------------------------------
 Class B (no redemption)                                       $280     $  859
 ---------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                         $477     $  951
----------------------------------------------------------------------------------------
 Class 2 (no redemption)                                       $377     $  951
----------------------------------------------------------------------------------------
 Class O                                                       $180     $  557
----------------------------------------------------------------------------------------
 Class Y                                                       $180     $  557

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period (unless otherwise indicated)

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 26

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large cap issuers that, at the time of purchase, have market
 STRATEGY                capitalizations within the top 1,000 stocks of publicly
                         traded companies listed in the United States equity market.
                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may also invest up to 15% of its assets in securities of foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The subadviser, Citi Fund Management Inc., creates a
 MANAGER                 diversified portfolio of well established large
 SELECTS THE             capitalization companies with a proven track record of
 FUND'S                  consistent, above average earnings and revenue growth, solid
 INVESTMENTS             prospects for continued superior growth, and an effective
                         management team committed to these goals.
                         The subadviser incorporates quantitative analysis,
                         multi-factor screens and models, as well as fundamental
                         stock research to identify high quality, large companies
                         that exhibit the potential for sustainable growth. In
                         selecting individual companies for investment, the
                         subadviser screens companies on the following factors:

                           Earnings per share growth.
                           Earnings per share growth consistency.
                           Sales growth.
                           Return on shareholder equity.
                           Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL               Equity investments may involve added risks. Investors could
 RISKS OF                lose money on their investment in the fund, or the fund may
 INVESTING IN            not perform as well as other investments, if any of the
 THE FUND                following occurs:
                           U.S. stock markets decline.
                           An adverse event, such as an unfavorable earnings report,
                           negatively affects the stock price of a company in which the fund invests.
                           Large capitalization stocks fall out of favor with
                           investors.
                           The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                    Salomon Brothers Investment Series - 27

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 for the last calendar year. Past
 performance does not necessarily
 indicate how the fund will perform
 in the future.

 QUARTERLY RETURNS: Highest:
 0.80% in 1st quarter 2000;
 Lowest:  - 11.44% in 4th quarter
 2000.

                           [CHART]

                       % Total Return
               Calendar year ended December 31

                            00
                         -15.99
                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class A shares
                                                       for the year indicated.
                                                       Class B, 2 and O shares
                                                       would have different
                                                       performance because of
                                                       their different
                                                       expenses. The
                                                       performance information
                                                       in the chart does not
                                                       reflect sales charges,
                                                       which would reduce your
                                                       return.

 PERFORMANCE TABLE

----------------------------------------------------------------------------------------------------------------
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.
------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
                    Inception                                                 Since
      Class            Date         1 Year       5 Years       10 Years     Inception
------------------------------------------------------------------------------------------

 Class A             10/25/99      -20.81%        n/a           n/a         -9.79%
------------------------------------------------------------------------------------------
 Class B             10/25/99      -20.80%        n/a           n/a         -9.03%
------------------------------------------------------------------------------------------
 Class 2             10/25/99      -18.11%        n/a           n/a         -6.55%
------------------------------------------------------------------------------------------
 Class O             10/26/99      -15.73%        n/a           n/a         -4.91%
------------------------------------------------------------------------------------------
 S&P 500 Index       10/26/99       -9.11%        n/a           n/a          3.74%
------------------------------------------------------------------------------------------

                                                       COMPARATIVE
                                                       PERFORMANCE
                                                       The table indicates the
                                                       risk of investing in
                                                       the fund by comparing
                                                       the average annual
                                                       total return of each
                                                       class for the periods
                                                       shown to that of the
                                                       Standard & Poor's 500
                                                       Stock Index ('S&P 500
                                                       Index'), a broad-based
                                                       unmanaged index of
                                                       widely held common
                                                       stock.

FEE TABLE

--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                       5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%       None
--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
--------------------------------------------------------------------------------------------------
   Management fees                                       0.75%     0.75%     0.75%      0.75%
--------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                  0.25%     1.00%     1.00%       None
--------------------------------------------------------------------------------------------------
   Other expenses                                        0.88%     0.88%     0.88%      0.87%

--------------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  1.88%     2.63%     2.63%      1.62%
--------------------------------------------------------------------------------------------------

  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
--------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund.

                                                       Because the manager has
                                                       voluntarily agreed to
                                                       waive a portion of its
                                                       management fee and
                                                       reimburse certain
                                                       expenses for the fiscal
                                                       year ended
                                                       December 31, 2000 the
                                                       actual total operating
                                                       expenses for each class
                                                       were:
                                                           Class A: 1.45%
                                                           Class B: 2.20%
                                                           Class 2: 2.20%
                                                           Class O: 1.20%
                                                       The manager may
                                                       discontinue this waiver
                                                       and reimbursement at any
                                                       time.

                    Salomon Brothers Investment Series - 28

EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
------------------------------------------------------------------------------------------
 Class A                                            $755     $1,132    $1,533      $2,649
------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               766      1,117     1,595       2,703
------------------------------------------------------------------------------------------
 Class B (no redemption)                             266        817     1,395       2,703
------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               463        909     1,481       3,034
------------------------------------------------------------------------------------------
 Class 2 (no redemption)                             363        909     1,481       3,034
------------------------------------------------------------------------------------------
 Class O                                             165        511       881       1,922
------------------------------------------------------------------------------------------
The example assumes: You invest $10,000 for the period shown
                     You reinvest all distributions and dividends without a sales charge
                     The fund's operating expenses remain the same
                     Your investment has a 5% return each year
                     Redemption of your shares at the end of the period

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 29

--------------------------------------------------------------------------------
 MID CAP FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund normally invests at least 65% of its assets in
 STRATEGY                equity securities of medium sized companies. A company is
                         considered medium sized if its market capitalization is
                         within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index, an index of
                         medium capitalization stocks. Companies whose
                         capitalizations no longer meet this definition after
                         investment are still considered to be medium sized for
                         purposes of the 65% policy. As of May 31, 2001, the Standard
                         & Poor's MidCap 400 Index included companies with market
                         capitalizations between $197 million and $10.2 billion. The size of companies in the Standard & Poor's MidCap 400 Index changes with market conditions and the composition of the
                         Index. The fund's equity securities may include stocks
                         listed in the Standard & Poor's MidCap 400 Index and also
                         may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes medium sized U.S. companies with good
 MANAGER                 prospects for revenue and earnings growth that meet the
 SELECTS THE             manager's valuation criteria. In selecting investments, the
 FUND'S                  manager looks for issuers that are among the leaders in
 INVESTMENTS             their industries.

                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.
-------------------------------------------------------------------------------------
 PRINCIPAL               Equity securities may involve added risks. Investors can
 RISKS OF                lose money on their investment in the fund, or the fund may
 INVESTING IN            not perform as well as other investments, if any of the
 THE FUND                following occurs:

                          Medium capitalization stocks or growth stocks fall out of
                          favor with investors.

                          Recession or adverse economic trends adversely affect the
                          earnings or financial condition of medium sized companies.

                          The manager's judgment about the attractiveness, growth prospects or potential appreciation of the fund's investments proves to be incorrect.

                          Greater volatility of share price because of the fund's
                          focus on medium sized companies. Compared to large cap
                          companies, medium sized companies and the market for their equity securities are more likely to:

                            Be more sensitive to changes in earnings results and investor expectations.

                            Have more limited product lines, capital resources and management depth.

                            Experience sharper swings in market values.

                            Be harder to sell at the times and prices the manager believes appropriate.

                         The market prices of securities of companies that have good prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                    Salomon Brothers Investment Series - 30

 PERFORMANCE             The fund was newly organized in 2001, and both the bar chart and the table are based on the performance of the fund's predecessor, the Common Stock Fund, which transfered its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common Stock Fund was a subtrust of The Collective Trust for Citibank's Business and Professional
                         Retirement Plan, which was a collective trust managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception.
                         The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart have been adjusted to reflect the estimated total annual operating expenses of Class A shares of the fund.

                         The Common Stock Fund is not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company
                         Act of 1940 and the Internal Revenue Code that the fund is subject to, which had they applied might have adversely affected performance.

  The bar chart indicates the risks of
  investing in the fund by showing
  changes in the fund's performance
  from year to year. Past performance
  does not necessarily indicate how
  the fund will perform in the future.

  QUARTERLY RETURNS:
  Highest: 26.17% in
  3rd quarter 1999;
  Lowest:  - 18.00% in 2nd quarter
  1998.


                                   [CHART]

                                % Total Return
                         Calendar years ended December 31
  91        92        93        94        95        96        97        98        99        00
  --        --        --        --        --        --        --        --        --        --
 38.97     4.86      11.43    -7.26     31.89    19.24      32.84     14.54     28.47      26.30

             As of September 30, 2001, the year-to-date return for the
                       Common Stock Fund was  -19.76%.

                   TOTAL RETURN
                   The bar chart shows the
                   performance of the
                   fund's Class A shares
                   for each of the
                   calendar years
                   indicated. Class B, 2
                   and O shares would have
                   different perforamnce
                   because of their
                   different expenses. The
                   performance information
                   in the chart does not
                   reflect sales charges,
                   which would reduce your
                   return.

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS* (CALENDAR YEARS ENDED DECEMBER 31, 2000)
 CLASS                                                        1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
 Class A                                                      19.04%    22.64%     18.61%
------------------------------------------------------------------------------------------
 Class B                                                      20.37%    23.10%     18.43%
------------------------------------------------------------------------------------------
 Class 2                                                      23.11%    22.94%     18.31%
------------------------------------------------------------------------------------------
 Class O                                                      26.82%    24.61%     19.83%
------------------------------------------------------------------------------------------
 Standard & Poor's MidCap 400 Index                           17.50%    20.41%     19.86%
------------------------------------------------------------------------------------------

 *Total returns are based on the performance of the fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the fund.

                   COMPARATIVE
                   PERFORMANCE
                   The table show the risk
                   of investing in the
                   fund by comparing
                   annual total returns of
                   each class for the
                   periods shown to that
                   of the Standard &
                   Poor's MidCap 400
                   Index, a broad-based
                   unmanaged
                   capitalization-weighted
                   index of medium
                   capitalization stocks.

                    Salomon Brothers Investment Series - 31

FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
----------------------------------------------------------------------------------------
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None
----------------------------------------------------------------------------------------
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None
----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)
----------------------------------------------------------------------------------------
   Management fees                                  0.75%     0.75%     0.75%      0.75%
----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
----------------------------------------------------------------------------------------
   Other expenses**                                 0.50%     0.50%     0.50%      0.33%
----------------------------------------------------------------------------------------
   Total annual fund operating expenses**           1.50%     2.25%     2.25%      1.08%
----------------------------------------------------------------------------------------


  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **Other expenses and total annual fund operating expenses are based on estimated expenses for the fiscal year ending December 31, 2001. Even if actual expenses exceed these amounts management has agreed to cap the fund's total annual operating expenses at the amounts indicated. This cap is voluntary and may be modified or terminated at any time.

                   FEES AND EXPENSES
                   This table sets forth
                   the fees and expenses
                   you will pay if you
                   invest in shares of the
                   fund.

 EXAMPLE

-------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                          1 YEAR    3 YEARS
-------------------------------------------------------------------------------
 Your costs would be
 Class A                                                       $719     $1,022
-------------------------------------------------------------------------------
 Class B (redemption at end of period)                         $728     $1,003
-------------------------------------------------------------------------------
 Class B (no redemption)                                       $228     $  703
-------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                         $426     $  796
-------------------------------------------------------------------------------
 Class 2 (no redemption)                                       $326     $  796
-------------------------------------------------------------------------------
 Class O                                                       $110     $  343
-------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period (unless otherwise indicated)

                   This example helps you
                   compare the cost of
                   investing in the fund
                   with other mutual
                   funds. Your actual cost
                   may be higher or lower.

                    Salomon Brothers Investment Series - 32

--------------------------------------------------------------------------------
 NATIONAL TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal income taxes and preserve the value of its shareholders' investment.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade 'municipal
 STRATEGY                securities,' which are debt obligations issued by any state and its political subdivisions, agencies and public
                         authorities (together with certain other governmental
                         issuers such as Puerto Rico, the Virgin Islands and Guam).
                         The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate on these
                         obligations normally is lower than it would be if the
                         obligations were subject to taxation.
                         Although the fund also seeks to minimize risk by investing in municipal securities from a number of different states
                         and localities, the fund may, from time to time, invest over
                         25% of its assets in municipal securities from one state or region.
                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE                 The fund is managed using a combination of qualitative and
 MANAGER                 quantitative analysis. The manager decides which securities
 SELECTS THE             to purchase by first developing an interest rate forecast
 FUND'S                  and analysis of general economic conditions throughout the
 INVESTMENTS             United States. Then the manager compares specific regions
                         and sectors to identify broad segments of the municipal
                         market poised to benefit in this environment. The manager
                         also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The
                         manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the
                         manager believes that better opportunities exist or that the security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.
-------------------------------------------------------------------------------------
 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND
 The fund is not
 diversified, which
 means that it can
 invest a higher
 percentage of its
 assets in any one
 issuer than a
 diversified fund.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                          Interest rates rise, causing the value of the fund's portfolio to decline.

                          An issuer or guarantor of the fund's securities defaults,
                          has its credit rating downgraded or is unable to make timely payments because of general economic downturns or increased governmental costs.

                          New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations.

                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security proves to be
                          incorrect.

                         It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital
                         gains will be, subject to federal taxation. The fund may
                         realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distribution may be subject to the federal alternative minimum tax. In
                         addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 33

 PERFORMANCE             In both the chart and the performance table below, the
                         returns shown are for periods before the creation of
                         Class B, 2 and O shares on July 12, 2001. All outstanding
                         fund shares were designated Class A shares on that date.
                         Prior to that date, fund shares were sold without a sales
                         charge. The returns in the table, but not the chart, have
                         been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares, and the maximum deferred sales charge currently applicable to
                         Class B and Class 2 shares.

                         Class B, Class 2, and Class O shares are newly offered.
                         Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share
                         performance for the period before that class was offered
                         would have been higher than that shown for Class A shares
                         because Class O shares generally have lower fund expenses
                         and are sold without a sales charge.

                         The fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the fund's performance may go down.

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS:
 Highest: 5.12% in
 4th quarter 2000;
 Lowest:  -2.59% in
 2nd quarter 1999.
 YEAR TO DATE PERFORMANCE AS OF
 9/30/01: 4.60%.


                                   [CHART]

                  % Total Return
            Calendar years ended December 31
  1996       1997        1998        1999        2000
  ----       ----        ----        ----        ----
 3.31       11.45       10.05       -3.86        12.10


                    TOTAL RETURN
                    The bar chart shows the
                    performance of the
                    fund's Class A shares
                    for each of the
                    calendar years
                    indicated. Class B, 2
                    and O shares would have
                    different performance
                    because of their
                    different expenses. The
                    performance information
                    in the chart does not
                    reflect sales charges,
                    which would reduce your
                    return.

-------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
-------------------------------------------------------------------------------------
Class                                         1 Year      5 Years   Since Inception*
-------------------------------------------------------------------------------------
 Class A                                        6.77%      5.40%        6.42%
-------------------------------------------------------------------------------------
 Class B                                        7.10%      6.27%        7.39%
-------------------------------------------------------------------------------------
 Class 2                                        9.98%      6.22%        7.19%
-------------------------------------------------------------------------------------
 Class O                                       12.10%      6.43%        7.39%
-------------------------------------------------------------------------------------
 Lehman Municipal
 4 Years Plus Bond Index                       12.40%      5.95%          N/A
-------------------------------------------------------------------------------------

 * The inception date is August 17, 1995.

                    COMPARATIVE
                    PERFORMANCE
                    The table indicates the
                    risk of investing in
                    the fund by comparing
                    the average annual
                    total return of each
                    class for the periods
                    shown to that of the
                    Lehman Municipal 4
                    Years Plus Bond Index,
                    a broad based unmanaged
                    index of municipal
                    bonds with a maturity
                    of greater than four
                    years.

                    Salomon Brothers Investment Series - 34

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                     CLASS A     CLASS B   CLASS 2   CLASS O
----------------------------------------------------------------------------------------
 Maximum sales charge on purchases                4.75%*      None     1.00%       None
----------------------------------------------------------------------------------------
 Maximum deferred sales charge on redemptions      None      5.00%     1.00%       None
----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
----------------------------------------------------------------------------------------
   Management fees                                0.50%      0.50%     0.50%      0.50%
----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee           0.25%      1.00%     0.75%       None
----------------------------------------------------------------------------------------
   Other expenses**                               0.32%      0.32%     0.32%      0.32%
----------------------------------------------------------------------------------------
   Total annual fund operating expenses**         1.07%      1.82%     1.57%      0.82%
----------------------------------------------------------------------------------------

  * If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Because Class B, Class 2, and Class O shares are newly offered,
    'Other expenses' have been estimated based on expenses incurred by Class A shares.

                   FEES AND EXPENSES
                   This table sets forth
                   the fees and expenses
                   you will pay if you
                   invest in shares of the
                   fund. Because the
                   manager voluntarily
                   agreed to waive its
                   management fee and
                   reimbursed certain
                   expenses for the fiscal
                   year ended December 31,
                   2000, the actual total
                   operating expenses,
                   based on current fees
                   and expenses, for each
                   class were (in the case
                   of Class A shares) or
                   would have been (in the
                   case of Class B, 2, and
                   O shares):
                     Class  A: 0.75%
                     Class  B: 1.50%
                     Class  2: 1.25%
                     Class  O: 0.50%
                   The manager may
                   discontinue this waiver
                   and reimbursement at
                   any time.

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
 Your costs would be
 Class A                                            $579     $  799    $1,037      $1,719
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)              $685     $  873    $1,085      $1,655
-----------------------------------------------------------------------------------------
 Class B (no redemption)                            $185     $  573    $  985      $1,655
-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              $358     $  591    $  947      $1,949
-----------------------------------------------------------------------------------------
 Class 2 (no redemption)                            $258     $  591    $  947      $1,949
-----------------------------------------------------------------------------------------
 Class O                                            $ 82     $  262    $  455      $1,014
-----------------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period (unless otherwise indicated)

                  This example helps you
                  compare the cost of
                  investing in the fund
                  with other mutual
                  funds. Your actual cost
                  may be higher or lower.

                    Salomon Brothers Investment Series - 35

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high-quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam.) The interest on these obligations is
                         exempt from regular federal income tax and New York State
                         and New York City personal income taxes. As a result, the
                         interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation.
                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the two highest short-term rating
                         categories, or if unrated, of equivalent quality.
                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 The manager selects securities primarily by identifying
 MANAGER                 undervalued sectors and individual securities, while also
 SELECTS THE             selecting securities that it believes will benefit from
 FUND'S                  changes in market conditions. In selecting individual
 INVESTMENTS             securities, the manager:
                           Uses fundamental credit analysis to estimate the relative
                           value and attractiveness of various opportunities in the New
                           York municipal bond market.
                           Identifies eligible issuers with the most desirable credit quality.
                           Trades between general obligations and revenue bonds and
                           among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                           relative values.
                           Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1 per share, it is possible to lose money by
 INVESTING IN            investing in the fund if any of the following occurs:
 THE FUND

 There is no assurance    The fiscal condition of New York State or New York City
 that the fund will be    weakens. New York State and City have experienced
 able to maintain a       significant fiscal problems in the past.
 stable net asset value   Interest rates rise, causing the value of the fund's
 of $1.00 per share.      portfolio to decline.
 The fund is not          An issuer or guarantor of the fund's securities defaults,
 diversified, which       has its credit rating downgraded or is unable to make timely
 means that it can        payments because of general economic downturns or increased
 invest a higher          governmental costs.
 percentage of its        New federal or state legislation adversely affects the
 assets in any one        tax-exempt status of securities held by the fund or the
 issuer than a            financial ability of the municipalities to repay these
 diversified fund.        obligations.
 However, the fund        The manager's judgment about the attractiveness, value or
 complies with the        income potential of a particular security proves to be
 Securities and           incorrect.
 Exchange Commission's   It is possible that some of the fund's income distributions
 rule for money market   may be, and distributions of the fund's realized capital
 funds, including the    gains will be, subject to federal taxation. The fund may
 diversification         realize taxable gains on the sale of its securities or other
 requirement of that     transactions, and some of the fund's income distribution may
 rule.                   be subject to the federal alternative minimum tax. In
                         addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 36

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.21% in 2nd quarter 1991;
 Lowest: 0.51% in 1st quarter 1994.


                                      [CHART]

                                  % Total Return
                          Calendar years ended December 31
   91      92        93       94       95       96       97       98      99    00
   --      --        --       --       --       --       --       --      --
 4.75     3.12      2.34     2.68     3.74     3.30     3.45     3.19    2.93   3.78


                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class O shares
                                                       for each of the past 10
                                                       years. Class A, B and 2
                                                       shares may have
                                                       different performance
                                                       because of their
                                                       different expenses.



----------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.
----------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
 Class       Inception Date         1 Year         5 Years     10 Years   Since Inception
----------------------------------------------------------------------------------------------------------------
 Class A            11/1/96          3.78%           n/a         n/a           3.34%
----------------------------------------------------------------------------------------------------------------
 Class B            11/1/96          3.78%           n/a         n/a           3.34%
----------------------------------------------------------------------------------------------------------------
 Class 2'D'         11/1/96          3.78%           n/a         n/a           3.34%
----------------------------------------------------------------------------------------------------------------
 Class O            10/2/90          3.78%          3.33%       3.33%           n/a         'D'formerly Class C

 The fund's 7-day yield as of December 31, 2000 was 4.41%.
----------------------------------------------------------------------------------------------------------------

                                                       COMPARATIVE PERFORMANCE
                                                       The table indicates the
                                                       average annual total
                                                       return of each class
                                                       for the periods shown.
                                                       'D'formerly Class C

FEE TABLE

--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
--------------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None
--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
--------------------------------------------------------------------------------------------------
         Management fees                            0.20%     0.20%     0.20%       0.20%
--------------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee        None      None      None        None
--------------------------------------------------------------------------------------------------
         Other expenses                             0.18%     0.18%     0.19%       0.18%
--------------------------------------------------------------------------------------------------
         Total annual fund operating expenses       0.38%     0.38%     0.39%       0.38%
--------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund.

 EXAMPLE

--------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                              $39      $122      $213        $480
--------------------------------------------------------------------------------------------------
 Class B                                               39       122       213         480
--------------------------------------------------------------------------------------------------
 Class 2                                               40       125       219         493
--------------------------------------------------------------------------------------------------
 Class O                                               39       122       213         480
--------------------------------------------------------------------------------------------------
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 37

--------------------------------------------------------------------------------
 NEW YORK TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal, New York State and New York City
                         personal income taxes and preserve the value of its
                         shareholders' investment.
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade 'New York
 STRATEGY                municipal securities,' which are debt obligations issued by the State of New York and its political subdivisions,
                         agencies and public authorities (or certain other
                         governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from
                         regular federal income tax and New York State and New York
                         City personal income taxes. As a result, the interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------

 HOW THE MANAGER         The fund is managed with a combination of qualitative and
 SELECTS THE FUND'S      quantitative analysis. The manager decides which securities
 INVESTMENTS             to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions for the United
                         States as a whole, with a particular focus on the New York area. Given this information, the manager develops
                         expectations for the performance of short-, intermediate-
                         and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. The manager seeks to add value by investing in a range of
                         municipal bonds, representing different market sectors,
                         structures and maturities. The manager uses this same
                         approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or
                         when the manager believes that better opportunities exist or that the security no longer fits within the manager's
                         overall strategies for achieving the fund's investment
                         objective.
-------------------------------------------------------------------------------------

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if
 The fund is not         any of the following occurs:
 diversified, which       The fiscal condition of New York State or New York City
 means that it can        weakens. New York State and New York City have experienced
 invest a higher          significant fiscal problems in the past.
 percentage of its        Interest rates rise, causing the value of the fund's
 assets in any one        portfolio to decline.
 issuer than a            An issuer or guarantor of the fund's securities defaults,
 diversified fund.        has its credit rating downgraded or is unable to make timely payments because of general economic downturns or increased governmental costs.

                          New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations.

                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security proves to be
                          incorrect.

                         It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital
                         gains will be, subject to federal taxation. The fund may
                         realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distribution may be subject to the federal alternative minimum tax. In
                         addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 38

 PERFORMANCE             In both the chart and the performance table below, the
                         returns shown are for periods before the creation of Class
                         B, 2 and O shares on July 12, 2001. All outstanding fund
                         shares were designated Class A shares on that date. Prior to that date, fund shares were sold without a sales charge. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently
                         applicable to the Class A and Class 2 shares, and the
                         maximum deferred sales charge currently applicable to
                         Class B and Class 2 shares.

                         Class B, Class 2, and Class O shares are newly offered.
                         Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share
                         performance for the period before that class was offered
                         would have been higher than that shown for Class A shares
                         because Class O shares generally have lower fund expenses
                         and are sold without a sales charge.

                         The fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the fund's performance may go down.

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.98% in 1st quarter 1995;
 Lowest:  - 5.98% in 1st quarter
 1994.
 YEAR TO DATE PERFORMANCE AS OF
 9/30/01: 4.47%


                                   [CHART]

                                % Total Return
                         Calendar years ended December 31
  91        92        93        94        95        96        97        98        99        00
  --        --        --        --        --        --        --        --        --        --
 12.34      7.86      12.03    -7.47     17.89     3.01       9.62      6.89     -3.73     11.55



                    TOTAL RETURN
                    The bar chart shows the
                    performance of the
                    fund's Class A shares
                    for each of the
                    calendar years
                    indicated. Class B, 2
                    and O shares would have
                    different performance
                    because of their
                    different expenses. The
                    performance information
                    in the chart does not
                    reflect sales charges,
                    which would reduce your
                    return.

----------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
 Class                                     1 Year          5 Years     10 Years
-------------------------------------------------------------------------------
 Class A                                   6.25%            4.30%       6.22%
-------------------------------------------------------------------------------
 Class B                                   6.55%            5.16%       6.74%
-------------------------------------------------------------------------------
 Class 2                                   9.43%            5.11%       6.63%
-------------------------------------------------------------------------------
 Class O                                   11.55%           5.32%       6.74%
-------------------------------------------------------------------------------
 Lehman Municipal Bond Index               11.68%           5.84%       7.32%
-------------------------------------------------------------------------------

                   COMPARATIVE PERFORMANCE
                   The table indicates the
                   risk of investing in
                   the fund by comparing
                   the average annual
                   total return of each
                   class for the periods
                   shown to that of the
                   Lehman Municipal Bond
                   Index, a broad based
                   unmanaged index of municipal
                   bonds.

                    Salomon Brothers Investment Series - 39

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
----------------------------------------------------------------------------------------
 Maximum sales charge on purchases                  4.75%*     None     1.00%       None
----------------------------------------------------------------------------------------
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None
----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)
----------------------------------------------------------------------------------------
 Management fees                                    0.50%     0.50%     0.50%      0.50%
----------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee               0.25%     1.00%     0.75%       None
----------------------------------------------------------------------------------------
 Other expenses**                                   0.13%     0.13%     0.13%      0.13%
----------------------------------------------------------------------------------------
 Total annual fund operating expenses**             0.88%     1.63%     1.38%      0.63%
----------------------------------------------------------------------------------------

  * If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Because Class B, Class 2, and Class O shares are newly offered,
    'Other expenses' have been estimated based on expenses incurred by Class A shares.

                   FEES AND EXPENSES
                   This table sets forth
                   the fees and expenses
                   you will pay if you
                   invest in shares of the
                   fund. Because the
                   manager voluntarily
                   agreed to waive its
                   management fee and
                   reimbursed certain
                   expenses for the fiscal
                   year ended December 31,
                   2000, the actual total
                   operating expenses,
                   based on current fees
                   and expenses, for each
                   class were (in the case
                   of Class A shares) or
                   would have been (in the
                   case of Class B, 2, and
                   O shares):
                     Class  A: 0.80%
                     Class  B: 1.55%
                     Class  2: 1.30%
                     Class  O: 0.55%
                   The manager may
                   discontinue this waiver
                   and reimbursement at
                   any time.

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
------------------------------------------------------------------------------------------
 Class A                                            $561      $742      $939       $1,508
------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              $666      $814      $987       $1,493
------------------------------------------------------------------------------------------
 Class B (no redemption)                            $166      $514      $887       $1,493
------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              $339      $533      $848       $1,741
------------------------------------------------------------------------------------------
 Class 2 (no redemption)                            $239      $533      $848       $1,741
------------------------------------------------------------------------------------------
 Class O                                            $ 63      $202      $351       $  786
------------------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period (unless otherwise indicated)

                   This example helps you
                   compare the cost of
                   investing in the fund
                   with other mutual
                   funds. Your actual cost
                   may be higher or lower.

                    Salomon Brothers Investment Series - 40

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of companies
 INVESTMENT              with market capitalizations at the time of purchase similar
 STRATEGY                to that of the companies included in the Russell 2000 Growth
                         Index. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1000 stocks of the
                         equity market. The Index is reconstituted annually, each
                         June 30. As of June 30, 2000, the date of the most recent
                         reconstitution, the market capitalization of companies
                         included in the Russell 2000 Index ranged from $75 million to $3.85 billion.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes companies which it believes have
 MANAGER                 favorable growth prospects and potential for significant
 SELECTS THE             capital appreciation. In selecting individual companies for
 FUND'S                  investment, the manager looks for:
 INVESTMENTS
                          Companies that either occupy a dominant position in an
                          emerging industry or a growing market share in larger,
                          fragmented industries.
                          Favorable sales and/or earnings growth trends.
                          High or improving return on capital.
                          Strong financial condition.
                          Experienced and effective management.
-------------------------------------------------------------------------------------
 PRINCIPAL               While investing in equity securities historically has
 RISKS OF                produced greater average returns than investments in fixed
 INVESTING IN            income securities, small cap securities may involve added
 THE FUND                risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:
                          Small capitalization stocks fall out of favor with
 Investing in             investors.
 small                    Recession or adverse economic trends adversely affects the
 capitalization           earnings or financial condition of small companies.
 companies                The manager's judgment about the attractiveness, growth
 involves a               prospects or potential appreciation of the fund's
 substantial risk         investments proves to be incorrect.
 of loss.                 Greater volatility of share price because of the fund's
                          focus on small cap companies. Compared to large cap
                          companies, small cap companies and the market for their
                          equity securities are more likely to:
                           Be more sensitive to changes in earnings results and
                           investor expectations.
                           Have more limited product lines, capital resources and
                           management depth.
                           Experience sharper swings in market values.
                           Be harder to sell at the times and prices the manager
                           believes appropriate.
                           Offer greater potential for gain and loss.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                    Salomon Brothers Investment Series - 41

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 33.45% in 4th quarter 1999;
 Lowest:  - 8.42% in 4th quarter
 2000.


                      [CHART]
                   % Total Return
          Calendar years ended December 31
                   99           00
                   --           --
                 57.52         14.08

                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class A shares
                                                       for each of the
                                                       calendar years
                                                       indicated. Class B, 2
                                                       and O shares would have
                                                       different performance
                                                       because of their
                                                       different expenses. The
                                                       performance information
                                                       in the chart does not
                                                       reflect sales charges,
                                                       which would reduce your
                                                       return.

 PERFORMANCE TABLE

------------------------------------------------------------------------------
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2000)
Class                    Inception Date      1 Year            Since Inception
------------------------------------------------------------------------------
 Class A                      7/1/98           7.53%                  30.95%
------------------------------------------------------------------------------
 Class B                      7/1/98           9.16%                  32.25%
------------------------------------------------------------------------------
 Class 2'D'                   7/1/98          11.27%                  32.58%
------------------------------------------------------------------------------
 Class O                      7/1/98          14.36%                  34.49%
------------------------------------------------------------------------------
 Russell 2000 Growth Index    7/1/98         -22.43%                   2.43%
------------------------------------------------------------------------------
 Russell 2000 Index           7/1/98          -3.02%                   3.36%
------------------------------------------------------------------------------

                                                       COMPARATIVE
                                                       PERFORMANCE
                                                       The table indicates the
                                                       risk of investing in
                                                       the fund by comparing
                                                       the average annual
                                                       total return of each
                                                       class for the periods
                                                       shown to that of the
                                                       Russell 2000 Growth
                                                       Index, an index which
                                                       measures the
                                                       performance of those
                                                       Russell 2000 Index
                                                       companies with higher
                                                       price-to-book ratios
                                                       and higher forecasted
                                                       growth values and the
                                                       Russell 2000 Index, an
                                                       index which includes
                                                       companies with market
                                                       capitalizations below
                                                       the top 1,000 of stocks
                                                       of the equity market.
                                                       'D'formerly Class C

 FEE TABLE

--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
--------------------------------------------------------------------------------------------------
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
--------------------------------------------------------------------------------------------------
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None
--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
--------------------------------------------------------------------------------------------------
   Management fees                                 0.80%     0.80%     0.80%     0.80%     0.80%
--------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None
--------------------------------------------------------------------------------------------------
   Other expenses                                  0.34%     0.34%     0.34%     0.37%    0.37%**
--------------------------------------------------------------------------------------------------
   Total Annual fund operating expenses            1.39%     2.14%     2.14%     1.17%    1.17%**
--------------------------------------------------------------------------------------------------
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**Based on estimated amounts for the fiscal year ending December 31, 2001.
--------------------------------------------------------------------------------------------------

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund.


                    Salomon Brothers Investment Series - 42

 EXAMPLE

--------------------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                           $708      $990      $1,292      $2,148
--------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              717       970       1,349       2,197
--------------------------------------------------------------------------------------------------
 Class B (no redemption)                            217       670       1,149       2,197
--------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              415       763       1,236       2,548
--------------------------------------------------------------------------------------------------
 Class 2 (no redemption)                            315       763       1,238       2,548
--------------------------------------------------------------------------------------------------
 Class O (redemption at end of period)              119       372         644       1,420
--------------------------------------------------------------------------------------------------
 Class Y                                            119       372         644       1,420
--------------------------------------------------------------------------------------------------
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 43

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks a high level of current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. The manager has broad discretion
 STRATEGY                to allocate the fund's assets among the following segments of the global market for fixed income securities:

                          U.S. government obligations           Mortgage and asset-backed securities
                          Investment and non-investment grade   Investment and non-investment grade
                          U.S. and foreign corporate debt       sovereign debt, including issuers
                                                                in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds'.

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                          Financial condition.

                          Sensitivity to economic conditions and trends.

                          Operating history.
                          Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:

                          Economic and political conditions within the issuer's country.

                          Overall and external debt levels and debt service ratios.

                          Access to capital markets.

                          Debt service payment history.

                         In selecting U.S. government and agency for investment
                         obligations and mortgage-backed securities for investment, the manager considers the following factors:

                          Yield curve shifts.

                          Credit quality.

                          Changing prepayment patterns.
-------------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 44

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                          Interest rates go up, causing the prices of fixed-income
                          securities to decline and reducing the value of the fund's investments.

                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.

                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.

                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.

                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          security proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

 Investments in          High yield securities are considered speculative with
 high yield              respect to the issuer's ability to pay interest and
 securities              principal and are susceptible to default or decline in
 involve a               market value due to adverse economic and business
 substantial risk        developments. The market values for high yield securities
 of loss.                tend to be very volatile, and these securities are less
                         liquid than investment grade debt securities. For these
                         reasons, your investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality.
                         Also, negative market sentiment towards high yield
                         securities depresses the price and liquidity of high yield securities. This negative perception could last for a
                         significant period of time.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are
                         more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests
                         significantly in one country. These risks may include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.

                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.

                          Economic, political and social developments significantly
                          disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government
                          issuers.

                    Salomon Brothers Investment Series - 45

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 5.65% in 4th quarter 1999;
 Lowest:  - 3.47% in 3rd quarter
 1998.


                      [CHART]

               % Total Return
       Calendar years ended December 31
  96        97        98        99        00
  --        --        --        --        --
 14.05     11.23      1.05      4.96      1.77

                   TOTAL RETURN
                   The bar chart shows the
                   performance of the
                   fund's Class A shares
                   for each of the
                   calendar years
                   indicated. Class B, 2
                   and O shares would have
                   different performance
                   because of their
                   different expenses. The
                   performance information
                   in the chart does not
                   reflect sales charges,
                   which would reduce your
                   return.

-------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class           Inception Date        1 Year            5 Year       Since Inception
--------------------------------------------------------------------------------------------
 Class A                   2/22/95           -3.07%            5.45%             7.45%
--------------------------------------------------------------------------------------------
 Class B                   2/22/95           -3.66%            5.36%             7.40%
--------------------------------------------------------------------------------------------
 Class 2'D'                2/22/95           -0.73%            5.55%             7.43%
--------------------------------------------------------------------------------------------
 Class O                   2/22/95            2.05%            6.74%             8.61%
--------------------------------------------------------------------------------------------
 SSB Big Index             2/22/95           11.59%            6.45%             7.91%
--------------------------------------------------------------------------------------------

                    COMPARATIVE
                    PERFORMANCE
                    The table indicates the
                    risk of investing in
                    the fund by comparing
                    the average annual
                    total return of each
                    class for the periods
                    shown to that of the
                    Salomon Smith Barney
                    Broad Investment Grade
                    Bond Index ('SSB Big
                    Index'), a broad-based
                    unmanaged index of
                    corporate bonds.

                   'D'formerly Class C

-------------------------------------------------------------------------------
 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
----------------------------------------------------------------------------------------
 *Maximum sales charge on purchases                 4.75%*     None     1.00%      None
----------------------------------------------------------------------------------------
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None
----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)
----------------------------------------------------------------------------------------
   Management fees                                  0.75%     0.75%     0.75%       0.75%
----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%        None
----------------------------------------------------------------------------------------
   Other expenses                                   0.39%     0.38%     0.39%       0.39%
----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.39%     2.13%     1.89%       1.14%
----------------------------------------------------------------------------------------

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                   FEES AND EXPENSES
                   This table sets forth
                   the fees and expenses
                   you will pay if you
                   invest in shares of the
                   fund. Because the
                   manager voluntarily
                   agreed to waive a
                   portion of its
                   management fee for the
                   fiscal year ended
                   December 31, 2000, the
                   actual total operating
                   expenses for each class
                   were:
                     Class A: 1.24%
                     Class B: 1.99%
                     Class 2: 1.74%
                     Class O: 0.99%
                   The manager may
                   discontinue this waiver
                   at any time.

-------------------------------------------------------------------------
 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
-----------------------------------------------------------------------------------------
 Class A                                             $610      $894    $1,199      $2,064
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)                716       967     1,344       2,185
-----------------------------------------------------------------------------------------
 Class B (no redemption)                              216       667     1,144       2,185
-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                390       688     1,111       2,289
-----------------------------------------------------------------------------------------
 Class 2 (no redemption)                              290       688     1,111       2,289
-----------------------------------------------------------------------------------------
 Class O                                              116       362       628       1,386
-----------------------------------------------------------------------------------------

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period.

                   This example helps you
                   compare the cost of
                   investing in the fund
                   with other mutual
                   funds. Your actual cost
                   may be higher or lower.

                    Salomon Brothers Investment Series - 46

--------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND

 INVESTMENT              The fund seeks to obtain a high level of current income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests in debt
 STRATEGY                securities and mortgage-backed securities issued or
                         guaranteed by the U.S. government, its agencies or
                         instrumentalities. The fund may also invest in private pools of mortgages the payment of principal and interest of which is guaranteed by the U.S. government, its agencies or
                         instrumentalities. Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S.
                         government or only by the credit of the issuer itself.
                         DURATION: The fund normally maintains an average portfolio effective duration of two to four years. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE              Monitors the spread between U.S. Treasury and Government
 FUND'S                   agency or instrumentality issuers and purchases agency and
 INVESTMENTS              instrumentality issues which it believes will provide a
                          total return advantage.
                          Determines sector or maturity weightings based on
                          intermediate and long-term assessments of the economic
                          environment and relative value factors based on interest
                          rate outlook.
                          Uses research to uncover inefficient sectors of the
                          government and mortgage markets and adjusts portfolio
                          positions to take advantage of new information.
                          Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                          identify individual securities that balance potential
                          return and risk.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund's performance could fall below other possible
 INVESTING IN            investments if any of the following occurs:
 THE FUND                 Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                          As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is called prepayment or call risk.
                          As interest rates increase, slower than expected principal payments may extend the average life of fixed income
                          securities, locking in below-market interest rates and
                          reducing the value of these securities. This is called
                          extension risk.
                          Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their
                          imbedded leverage or unusual interest rate reset terms.
                          The manager's judgment about interest rates or the
                          attractiveness, value or income potential of a particular
                          security proves incorrect.

                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by
                         the U.S. government. Although mortgage pools issued by U.S.
                         agencies are guaranteed with respect to payments of
                         principal and interest, such guarantee does not apply to
                         losses resulting from declines in the market value of such securities.

                    Salomon Brothers Investment Series - 47

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 4.30% in 3rd quarter 1998;
 Lowest:  - 1.20% in 1st quarter
 1996.

                          [CHART]
                      % Total Return
             Calendar years ended December 31
            96      97      98      99     00
            --      --      --      --     --
           3.59    7.86    7.63    1.52   7.91

                                                       TOTAL RETURN
                                                       The bar chart shows the
                                                       performance of the
                                                       fund's Class A shares
                                                       for each of the
                                                       calendar years
                                                       indicated. Class B, 2
                                                       and O shares would have
                                                       different performance
                                                       because of their
                                                       different expenses. The
                                                       performance information
                                                       in the chart does not
                                                       reflect sales charges,
                                                       which would reduce your
                                                       return.

 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
--------------------------------------------------------------------------------------------
        Class           Inception Date        1 Year           5 Years       Since Inception
--------------------------------------------------------------------------------------------
 Class A                   2/22/95            2.78%             4.65%             5.57%
--------------------------------------------------------------------------------------------
 Class B                   2/22/95            2.18%             4.58%             5.55%
--------------------------------------------------------------------------------------------
 Class 2'D'                2/22/95            5.37%             4.77%             5.56%
--------------------------------------------------------------------------------------------
 Class O                   2/22/95            8.45%             6.00%             6.78%
--------------------------------------------------------------------------------------------
 SSB Index                 2/22/95            8.91%             6.04%             6.78%
--------------------------------------------------------------------------------------------

                                                        COMPARATIVE
                                                        PERFORMANCE
                                                        The table indicates the
                                                        risk of investing in
                                                        the fund by comparing
                                                        the average annual
                                                        total return of the
                                                        fund for the periods
                                                        shown to that of the
                                                        Salomon Smith Barney
                                                        1-5 Year Treasury Bond
                                                        Index ('SSB Index'), a
                                                        broad-based unmanaged
                                                        index of U.S. Treasury
                                                        securities.
                                                        'D'formerly Class C
 FEE TABLE

----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
----------------------------------------------------------------------------------------------
 *Maximum sales charge on purchases                      4.75%*     None      None      None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%      None
----------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                       0.60%     0.60%     0.60%     0.60%
----------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                  0.25%     1.00%     0.75%      None
----------------------------------------------------------------------------------------------
   Other expenses                                        0.75%     0.77%     0.77%     0.76%
----------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  1.60%     2.37%     2.12%     1.36%
----------------------------------------------------------------------------------------------
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                       FEES AND EXPENSES
                                                       This table sets forth
                                                       the fees and expenses
                                                       you will pay if you
                                                       invest in shares of the
                                                       fund. Because the
                                                       manager voluntarily
                                                       agreed to waive a
                                                       portion of its
                                                       management fee and
                                                       reimbursed certain
                                                       expenses for the fiscal
                                                       year ended December 31,
                                                       2000, the actual total
                                                       operating expenses for
                                                       each class were:
                                                           Class A: 0.84%
                                                           Class B: 1.60%
                                                           Class 2: 1.35%
                                                           Class O: 0.60%
                                                       The manager may
                                                       discontinue this waiver
                                                       at any time.

 EXAMPLE

----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
 Your costs would be
 Class A                                            $630     $  956    $1,304      $2,285
----------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               740      1,039     1,465       2,425
----------------------------------------------------------------------------------------------
 Class B (no redemption)                             240        739     1,265       2,425
----------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               413        757     1,228       2,527
----------------------------------------------------------------------------------------------
 Class 2 (no redemption)                             313        757     1,228       2,527
----------------------------------------------------------------------------------------------
 Class O                                             138        431       745       1,635
----------------------------------------------------------------------------------------------
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

                                                       This example helps you
                                                       compare the cost of
                                                       investing in the fund
                                                       with other mutual
                                                       funds. Your actual cost
                                                       may be higher or lower.

                    Salomon Brothers Investment Series - 48

---------------------------------------------------------------
    Salomon Brothers Investment Series

ACCOUNT APPLICATION  Please Note: A separate application must be used to open an
                                                                    IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                                I.D. No. or Social Security No.)

[ ] INDIVIDUAL           [ ] JOINT     Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________
Joint Registrant (if any)(1),(2)       Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________

(1) Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

(2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR   [ ] UNIFORM TRANSFER TO MINORS (where allowed by
                                                                            law)
Name of Adult Custodian (only one permitted)
Name ______________________________________________
Minor's Date of Birth _____________________________
Name of Minor (only one permitted)                   Minor's Social Security No.
Name ___________________________________________     __________________________
                (Account will not be opened without minor's Social Security No.)

under the _______________________________ Uniform Gifts/Transfer to Minors Act.
            State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                      [ ] PARTNERSHIP               [ ]   Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                           [ ] OTHER                           ________________________________________

   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
                                  ______________________________________________
Name of Corporation, Partnership, or Other
_______________________________________________________________________________
Name(s) of Trustee(s) _________________________________________________________

*If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                        Date of the Trust Agreement ____________
--------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box _____________________________________________________________
                   _____________________________________________________________
City ______________________     State ____                 Zip __________
Business Telephone ___________________   Home Telephone ________________________
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund.

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

 CLASS A    CLASS B    CLASS 2   SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
-----------------------------------------------------------------------------------------------
                                 All Cap Value Fund                          $
---------  ---------  ---------                                               -----------------
                                 Asia Growth Fund                            $
---------  ---------  ---------                                               -----------------
                                 International Equity Fund                   $
---------  ---------  ---------                                               -----------------
                                 Small Cap Growth Fund                       $
---------  ---------  ---------                                               -----------------
                                 Capital Fund                                $
---------  ---------  ---------                                               -----------------
                                 Large Cap Growth Fund                       $
---------  ---------  ---------                                               -----------------
                                 Investors Value Fund                        $
---------  ---------  ---------                                               -----------------
                                 Balanced Fund                               $
---------  ---------  ---------                                               -----------------
                                 High Yield Bond Fund                        $
---------  ---------  ---------                                               -----------------
                                 Strategic Bond Fund                         $
---------  ---------  ---------                                               -----------------
                                 U.S. Government Income Fund                 $
---------  ---------  ---------                                               -----------------
                                 New York Municipal Money Market Fund        $
---------  ---------  ---------                                               -----------------
                                 Cash Management Fund                        $
---------  ---------  ---------                                               -----------------
                                 Large Cap Core Equity Fund                  $
---------  ---------  ---------                                               -----------------
                                 Mid Cap Fund                                $
---------  ---------  ---------                                               -----------------
                                 California Tax Free Income Fund             $
---------  ---------  ---------                                               -----------------
                                 New York Tax Free Income Fund               $
---------  ---------  ---------                                               -----------------
                                 National Tax Free Income Fund               $
---------  ---------  ---------                                               -----------------
                                                    TOTAL INVESTMENT AMOUNT  $
                                                                              -----------------

-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class 2 Shares).

Fund                                       Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ___ Fund to the
    ___ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly        [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $50 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name __________________________________________________________________________
Address _______________________________________________________________________
City ___________________________________  State____   Zip__________

--------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC INVESTMENT PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month        [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                                            000
    123 Main Street
    Anywhere, USA 12345                                   ______________

     __________________________________________________$

     _______________________________________________________________________

     _________________________________                 ________________________


--------------------------------------------------------------------------------

 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.


Bank Name             _________________________________________________________
Address               _________________________________________________________
City                  ________________________________ State____ Zip __________
Bank ABA No.          _________________________________________________________
Bank Account No.      _________________________________________________________
Account Name          _________________________________________________________

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund(s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I
(we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
---------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]  Country of Citizenship _____________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________
--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize CFBDS, Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify CFBDS, Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name _________________________________________________________________
Main Office Address ___________________________________________________________
Dealer Number ______________  Branch # _________    Rep # _____________________
Representative's Name _________________________________________________________
Branch Address _____________________________________Telephone No. _____________
Authorized Signature of Dealer ________________________  Title ________________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         4400 COMPUTER DRIVE
PROVIDENCE, RI 02940-9764                             WESTBOROUGH MA 01581-5120

                                                                   SBPROAPP 5/00

                                           SIGNATURE CARD
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
-------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED
-------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________
2 ______________________________________________________________________________
3 ______________________________________________________________________________
4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required            Date ___________________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until 15 days after such shares were credited to the shareholder's account. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

--------------------------------------------------------------------------------
 MORE ON THE FUNDS' INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals and Strategies.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).

 Any policy or limitation for a fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           ALL CAP VALUE FUND

                           The fund may also invest up to 25% of its assets in securities of foreign issuers. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           ASIA GROWTH FUND

                           Although the fund intends to be fully invested in equity securities of Asian companies, the fund may also invest up to 35% of its assets in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor.

                           BALANCED FUND

                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                           CALIFORNIA TAX FREE INCOME FUND

                           The fund may also invest in short-term debt securities that pay interest that is subject to federal and California State personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net assets will be invested in debt securities that pay interest subject to federal income tax.

                           CAPITAL FUND

                           The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INTERNATIONAL EQUITY FUND

                           Although the fund invests primarily in securities of issuers organized in at least 3 countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. Although the fund emphasizes its investments in developed markets, it may also invest up to 15% of its net assets in companies located in developing countries. The fund may also invest in other securities of non-U.S. issuers which the subadviser believes provide


                    Salomon Brothers Investment Series - 49
                           an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.

                           INVESTORS VALUE FUND

                           The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                           LARGE CAP CORE EQUITY FUND

                           The fund may invest up to 20% of its assets in foreign equity securities. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           LARGE CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies with market capitalization not within the top 1,000 stocks of the equity market. The fund may invest up to 15% of its assets in foreign equity securities.

                           MID CAP FUND

                           The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations are higher or lower than the market capitalizations of companies included in the Standard & Poor's MidCap 400 Index. The fund may also invest up to 20% of its assets in investment grade non-convertible bonds, notes and debt securities (called 'fixed income' investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           NATIONAL TAX FREE INCOME FUND

                           When acceptable municipal obligations are not available, the fund may also invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net assets will be invested in debt securities that pay interest subject to federal income tax.

                           NEW YORK MUNICIPAL MONEY MARKET FUND

                           The fund may invest up to 35% of its assets in securities that pay interest which is not exempt from New York State or city personal income tax and up to 20% of its assets in securities that pay interest which is not exempt from federal income tax.

                           NEW YORK TAX FREE INCOME FUND

                           The fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net



                    Salomon Brothers Investment Series - 50
                           assets will be invested in debt securities that pay interest subject to federal income tax, or New York State or New York City personal income taxes.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may also invest up to 25% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND
                           Although the fund invests primarily in fixed-income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.
--------------------------------------------------------------------------------
 EQUITY INVESTMENTS

 All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, Investors Value Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: All Cap Value Fund, Asia Growth Fund, Capital Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, International Equity Fund and Small Cap Growth Fund

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and U.S. Government Income Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See 'Foreign and emerging markets investments' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and

                    Salomon Brothers Investment Series - 51
                           payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
--------------------------------------------------------------------------------
 Balanced Fund, Strategic Bond Fund and U.S. Government Income Fund

                           Each of these funds may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------
 CREDIT QUALITY

                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                    Salomon Brothers Investment Series - 52

 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund, Strategic Bond Fund and Balanced Fund. Each of the following funds only to a limited extent: Asia Growth Fund, Capital Fund, Investors Value Fund and Large Cap Core Equity Fund

                           Each of these funds may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS

 California Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund and National Tax Free Income Fund

                           Each of these funds invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer.
--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds except California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund and U.S. Government Income Fund

                           Each of these funds may invest in foreign securities, including emerging market issuers, although the foreign investments of Cash Management Fund are limited to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                           Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                    Salomon Brothers Investment Series - 53

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments that adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 All funds except All Cap Value Fund, California Tax Free Income Fund, Cash Management Fund, National Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and U.S. Government Income Fund

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund and New York Municipal Money Market Fund

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities, due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:


                    Salomon Brothers Investment Series - 54

                            As a substitute for buying or selling securities

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER

                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance, and may result in increased net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.
--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund other than the Mid Cap Fund, the California Tax Free Income Fund, the National Tax Free Income Fund and the New York Tax Free Income Fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 125 Broad Street, New York, New York 10004. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Income Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited ('SBAM AP') is subadviser to the Asia Growth Fund and manages the Asia Growth Fund's assets under the supervision of the manager. Its principal address is Three Exchange Square, Hong Kong. Neither Salomon Brothers Asset Management Limited or SBAM AP is compensated by the funds for its services.

Citi Fund Management Inc. is subadviser to the Large Cap Growth Fund and International Equity Fund and manages each fund's assets under the supervision of the manager. Citi Fund Management Inc. is also the investment manager for the Mid Cap Fund, the National Tax Free



                    Salomon Brothers Investment Series - 55

Income Fund, the California Tax Free Income Fund and the New York Tax Free Income Fund. Its principal address is 100 Stamford Place, Stamford,
Connecticut. Citi Fund Management Inc. is a wholly-owned subsidiary of Citigroup Inc. and managed more than $139 billion in assets as of June 30, 2001.

-------------------------------------------------------------------------------------------------
 FUND          PORTFOLIO MANAGER       SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------
 Balanced      George J. Williamson    July 1998       director of the manager
 Fund
-------------------------------------------------------------------------------------------------
 Capital Fund  Ross S. Margolies       January 1995    managing director of the manager
               Robert M. Donahue, Jr.  July 1998       managing director of the manager
                                                       since January 2001; director and
                                                       equity analyst with the manager;
                                                       analyst at Gabelli & Company prior to
                                                       1997
-------------------------------------------------------------------------------------------------
 High Yield    Peter J. Wilby          Inception       managing director of the manager
 Bond Fund     Beth A. Semmel                          managing director of the manager
               James E. Craige                         managing director of the manager
-------------------------------------------------------------------------------------------------
 Investors     John B. Cunningham      September 1997  managing director of the manager
 Value Fund    Mark McAllister         April 2000      director and equity analyst with the
                                                       manager; executive vice president and
                                                       portfolio manager at JLW Capital
                                                       Mgmt. Inc. from March 1998 to May
                                                       1999. Prior to March 1998 was a Vice
                                                       President and equity analyst at Cohen
                                                       & Steers Capital Management
-------------------------------------------------------------------------------------------------
 Large Cap     Michael A. Kagan        Inception       managing director of the manager
 Core Equity
 Fund
-------------------------------------------------------------------------------------------------
 New York      Charles K. Bardes       August 1998     vice president of the manager
 Municipal     Thomas A. Croak         August 1998     vice president of the manager
 Money
 Market Fund
-------------------------------------------------------------------------------------------------
 Strategic     Peter J. Wilby          Inception       managing director of the manager
 Bond          Roger Lavan             Inception       managing director of the manager
 Fund          David Scott             Inception       managing director of the manager
-------------------------------------------------------------------------------------------------
 U.S.          Roger Lavan             Inception       managing director of the manager
 Government
 Income Fund
-------------------------------------------------------------------------------------------------
 California    John C. Mooney, CFA     Inception       senior portfolio manager of Citi Fund
 Tax Free                                              Management Inc., responsible for managing
 Income Fund                                           tax-exempt fixed income funds (since
                                                       1997); vice president of Citibank, N.A.;
                                                       member of the team responsible for
                                                       fixed-income strategy, research and
 National Tax                          June 1997       trading; vice president and tax-exempt
 Free Income                                           portfolio manager at SunAmerica (1994 to
 Fund                                                  1997).

 New York Tax                          June 1997
 Free Income
 Fund

                   THE PORTFOLIO
                   MANAGERS
                   The portfolio managers
                   are primarily
                   responsible for the
                   day-to-day operation of
                   the funds indicated
                   beside their names and
                   business experience.

The Small Cap Growth Fund is managed by a team of individuals employed by SBAM, each of whom is a sector manager responsible for stock selection in one or more industries. Matthew Ziehl is the Team Leader, responsible for the overall structure of the fund's portfolio, including monitoring the fund's sector weightings and portfolio characteristics versus its benchmark.

A team of individuals employed by SBAM manage the day to day operations of the All Cap Value Fund. A team of individuals employed by SBAM AP manage the day to day operations of the

                    Salomon Brothers Investment Series - 56

Asia Growth Fund. Three teams of individuals employed by Citi Fund Management Inc. manage the day to day operations of the International Equity Fund, the Large Cap Growth Fund and the Mid Cap Fund.

  ---------------------------------------------------------------------------------------
                                                                ACTUAL
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR*
   All Cap Value Fund                                                    0.75%
  ---------------------------------------------------------------------------------------
   Asia Growth Fund                                                         0%
  ---------------------------------------------------------------------------------------
   Balanced Fund                                                         0.32%
  ---------------------------------------------------------------------------------------
   California Tax Free Income Fund                                          0%
  ---------------------------------------------------------------------------------------
   Capital Fund                                                          0.70%
  ---------------------------------------------------------------------------------------
   Cash Management Fund                                                  0.05%
  ---------------------------------------------------------------------------------------
   High Yield Bond Fund                                                  0.75%
  ---------------------------------------------------------------------------------------
   International Equity Fund                                             0.55%
  ---------------------------------------------------------------------------------------
   Investors Value Fund                                                  0.61%
  ---------------------------------------------------------------------------------------
   Large Cap Core Equity Fund                                            0.65%
  ---------------------------------------------------------------------------------------
   Large Cap Growth Fund                                                 0.33%
  ---------------------------------------------------------------------------------------
   Mid Cap Fund                                                          0.75%
  ---------------------------------------------------------------------------------------
   National Tax Free Income Fund                                         0.20%
  ---------------------------------------------------------------------------------------
   New York Municipal Money Market Fund                                  0.20%
  ---------------------------------------------------------------------------------------
   New York Tax Free Income Fund                                         0.38%
  ---------------------------------------------------------------------------------------
   Small Cap Growth Fund                                                 0.80%
  ---------------------------------------------------------------------------------------
   Strategic Bond Fund                                                   0.60%
  ---------------------------------------------------------------------------------------
   U.S. Government Income Fund                                              0%
  ---------------------------------------------------------------------------------------

   *Fee may be less than the contractual rate due to expense limitations.

                   MANAGEMENT FEES
                   SBAM was established in
                   1987 and together with
                   SBAM affiliates in
                   London, Frankfurt,
                   Tokyo and Hong Kong,
                   provides a broad range
                   of fixed income and
                   equity investment
                   services to individuals
                   and institutional
                   clients throughout the
                   world. As of June 30,
                   2001, SBAM and its
                   affiliates managed
                   approximately
                   $66.9 billion of
                   assets.

 The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the Standard and Poor's 500 Index. The base fee is determined as follows:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
  ------------------------------------------------------------
        First $350 million                          .650%
        Next $150 million                           .550%
        Next $250 million                           .525%
        Next $250 million                           .500%
        Over $1 billion                             .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one


                    Salomon Brothers Investment Series - 57
 percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investor Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 The Capital Fund pays the manager a fee of:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
  ------------------------------------------------------------
        First $100 million                          1.00%
        Next $100 million                           .75%
        Next $200 million                           .625%
        Over $400 million                           .50%



                    Salomon Brothers Investment Series - 58

 PERFORMANCE OF COMPARABLE ACCOUNTS

 ALL CAP VALUE FUND

 PAST PERFORMANCE OF MANAGED ACCOUNTS AND REGISTERED FUNDS

 The investment results shown below represent the historical performance of all the managed accounts managed by affiliates of Salomon Brothers Asset
 Management Inc. that have substantially similar investment objectives, policies and strategies to those of the fund. Salomon Brothers Asset Management Inc. does not currently manage any accounts with substantially similiar investment objectives, policies and strategies to those of the fund. Substantially all of the accounts shown are managed by a portfolio management team that is identical to the portfolio management team of the fund.

                                   [CHART]

                                                             % TOTAL RETURN
                                                       CALENDAR YEARS ENDED DECEMBER 31
                                         1994      1995      1996      1997      1998      1999      2000
                                         ----      ----      ----      ----      ----      ----      ----
Russell 3000 Value                        1.6      26.7      24.1      23.6      14.1      36.2      19.3
Managed Accounts and Registered Funds     1.0      26.3      20.9      17.2      11.9      29.2      17.2

                   NOTE:
                   The performance results
                   have been reduced by
                   the maximum possible
                   fees and expenses
                   charged to the managed
                   accounts and the actual
                   fees and expenses charged
                   to the registered funds
                   during the period under
                   consideration. Actual
                   fees and expenses paid
                   by managed accounts may
                   vary.

Year to date: accounts and funds -16.8% and Russell 3000 Value -11.4%, through 9/30/01.

The performance information shown above does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of September 30, 2001 of $3.0 billion.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the managed accounts would be less than the performance shown. The performance results reflect dividend reinvestment.

The index used for comparison is the Russell 3000 Value Index, an unmanaged index with no expenses, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The managed accounts that are included in the data above are not subject to the same types of expenses as the fund, including sales charges and Rule 12b-1 fees, and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on

                    Salomon Brothers Investment Series - 59
the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the managed accounts could have been adversely affected if the managed accounts had been regulated as investment companies under the federal tax and securities laws.

LARGE CAP CORE EQUITY FUND

PAST PERFORMANCE OF MANAGED ACCOUNTS AND REGISTERED FUNDS

The investment results shown below represent the historical performance of all the managed accounts and registered funds managed by Salomon Brothers Asset Management Inc. and its affiliates that have substantially similar investment objectives, policies and strategies to those of the fund. These accounts shown are managed by the same portfolio manager who will be the portfolio manager of the fund.


                                   [CHART]

                                                             % TOTAL RETURN
                                                       CALENDAR YEARS ENDED DECEMBER 31
                                         1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
                                         ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Managed Accounts and Registered Funds    30.97  3.49   12.14 -2.13   34.85  28.36  24.54  21.32  23.98  -1.98
S&P 500 Index                            30.47  7.62   10.08  1.32   37.58  22.96  33.36  28.57  21.04  -9.11

                   NOTE:
                   The performance results
                   have been reduced by
                   the fees and expenses
                   charged to the managed
                   accounts and registered
                   funds during the period
                   under consideration.

Year to date: accounts and funds -20.99% and S&P 500 Index -20.39%, through 9/30/01.

The performance information shown above does not represent the performance of the fund, which has no history of operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of September 30, 2001 of approximately $5.3 billion.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers of the managed accounts do not reflect custodian fees. If such custodian fees were deducted, the performance of the managed accounts would be less than the performance shown. The performance results reflect dividend reinvestment.

The index used for comparison is the S&P 500 Index, an unmanaged index with no expenses, which consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market-value.

The managed accounts that are included in the data above are not subject to the same types of expenses as the fund, including sales charges and Rule 12b-1 fees, and are not subject to the

                    Salomon Brothers Investment Series - 60
same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the managed accounts could have been adversely affected if the managed accounts had been regulated as investment companies under the federal tax and securities laws.

--------------------------------------------------------------------------------
Salomon Smith Barney Inc., a registered broker-dealer,        DISTRIBUTOR
serves as each fund's distributor.

-----------------------------------------------------------------------------

 CHOOSING A SHARE CLASS TO BUY

 SHARE                   You can choose between three classes of shares: Class A, B
 CLASSES                 or 2. In addition, certain investors may purchase Class Y
                         shares of the All Cap Value Fund, Capital Fund, Investors
                         Value Fund, Large Cap Core Equity Fund and Small Cap Growth
                         Fund. If you already own Class O shares of a fund, you may also be eligible to purchase additional Class O shares. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When
                         choosing which class of shares to buy, you should consider:

                            How much you plan to invest.

                            How long you expect to own the shares.

                            The expenses paid by each class.

                            Whether you qualify for any reduction or waiver of sales
                            charges.

--------------------------------------------------------------------------------

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.

---------------------------------------------------------------------------------------------------------
                                                                                      ADDITIONAL
                                                       INITIAL INVESTMENT            INVESTMENTS
---------------------------------------------------------------------------------------------------------
                                                   CLASSES A, B,    CLASS Y      CLASSES A, B,   CLASS Y
                                                       2, O                          2, O
 General                                               $250       $2.5 Million        $50        $1,000
---------------------------------------------------------------------------------------------------------
 Individual Retirement Accounts, Self Employed          $50       $2.5 Million        $50        $1,000
 Retirement Plans, Uniform Gift to Minor Accounts
---------------------------------------------------------------------------------------------------------
 Qualified Retirement Plans                             $50       $2.5 Million        $50        $1,000
---------------------------------------------------------------------------------------------------------
 Monthly Systematic Investment Plans                    $25           n/a             $25          n/a
---------------------------------------------------------------------------------------------------------
 Pre-authorized Check Plan                              $25           n/a             $25          n/a
---------------------------------------------------------------------------------------------------------

Qualified Retirement Plans are qualified under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose.
------------------------------------------------------------------------------------
 DISTRIBUTION           The funds each have adopted Rule 12b-1 distribution plans
 PLANS                  for their Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an
                        ongoing expense and over time, may cost you more than other types of sales charges.

                    Salomon Brothers Investment Series - 61

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CLASS Y
                                                                                                           (ALL CAP VALUE,
                                                                                                         CAPITAL, SMALL CAP
                                                                                                          GROWTH, LARGE CAP
                                                                                                           CORE EQUITY AND
                                                                                                           INVESTORS VALUE
                                 CLASS A            CLASS B            CLASS 2            CLASS O            FUNDS ONLY)
-----------------------------------------------------------------------------------------------------------------------------

 KEY FEATURES                Initial sales      No initial sales   Initial sales      Only available     No initial or
                              charge             charge             charge is lower    to existing        deferred sales
                             You may qualify    Deferred sales      than Class A       Class O            charge
                              for reduction      charge declines   Deferred sales      shareholders      Must invest at
                              or waiver of       over time          charge for only   No initial or       least $2.5 million
                              initial sales     Converts to         1 year             deferred sales    Lower expenses than
                              charge             Class A after 7   Higher annual       charge             the other classes
                             Lower annual        years              expenses than     Lower annual
                              expenses than     Higher annual       Class A            expenses than
                              Class B and        expenses than                         the other
                              Class 2            Class A                               classes
-----------------------------------------------------------------------------------------------------------------------------
 INITIAL SALES               Up to              None               1.00%              None               None
 CHARGE                      5.75%/4.75%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more
-----------------------------------------------------------------------------------------------------------------------------
 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years
-----------------------------------------------------------------------------------------------------------------------------
 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets
-----------------------------------------------------------------------------------------------------------------------------
 EXCHANGEABLE                Class A shares     Class B shares     Class 2 shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other funds        other funds        other funds        other funds        other funds

* Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (International Equity, Balanced, Large Cap Growth, Small Cap Growth, Asia Growth, Investors Value, Capital, All Cap Value, Large Cap Core Equity and Mid Cap Funds) or 4.75% (National Tax Free Income, U.S. Government Income, High Yield Bond, Strategic Bond, California Tax Free Income and New York Tax Free Income Funds) initial sales charge.
** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares.
*** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, National Tax Free Income, Strategic Bond, U.S. Government Income, California Tax Free Income and New York Tax Free Income Funds) or 1.00% (International Equity, Asia Growth, Capital, Investors Value, Small Cap Growth, Balanced, Large Cap Growth, All Cap Value, Large Cap Core Equity and Mid Cap Funds) of average daily net assets.

                    Salomon Brothers Investment Series - 62

--------------------------------------------------------------------------------
 CLASS A SHARES
No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, International Growth Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund.

-----------------------------------------------------------------------------
                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         5.75%                 6.10%
-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
-----------------------------------------------------------------------------
 $100,000 but less than $250,000           4.00%                 4.17%
-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
-----------------------------------------------------------------------------
 $500,000 but less than $1 million         2.25%                 2.30%
-----------------------------------------------------------------------------
 $1 million or more*                        -0-                   -0-
-----------------------------------------------------------------------------

* You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

The following table indicates the sales charge on Class A Shares of California Tax Free Income Fund, High Yield Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Strategic Bond Fund and U.S. Government Income Fund.

-----------------------------------------------------------------------------
                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
-----------------------------------------------------------------------------
 Less than $50,000                         4.75%                 4.99%
-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
-----------------------------------------------------------------------------
 $100,000 but less than $250,000           4.00%                 4.17%
-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
-----------------------------------------------------------------------------
 $500,000 but less than $1 million         2.25%                 2.30%
-----------------------------------------------------------------------------
 $1 million or more*                        -0-                   -0-
-----------------------------------------------------------------------------

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

  Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

CLASS A SALES
CHARGE

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional
Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.


                    Salomon Brothers Investment Series - 63

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

 Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ('SAI').

                    Salomon Brothers Investment Series - 64

--------------------------------------------------------------------------------
  CLASS B SHARES
--------------------------------------------------------------------------------

CLASS B DEFFERED  You buy Class B shares at net asset value without paying an
SALES CHARGE      initial sales charge. However, if you redeem your Class B
                  shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

                                CLASS B DEFERRED SALES CHARGE TABLE

                        -----------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        -----------------------------------------------------------------------------
                        1st year                                                  5%

                        1 year or more but less than 2 years                      4%

                        2 years or more but less than 4 years                     3%

                        4 years or more but less than 5 years                     2%

                        5 years or more but less than 6 years                     1%

                        6 or more years                                           0%

The deferred sales charge decreases as the number of years since your purchase increases.

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the contingent deferred sales charge.

                  Shares are redeemed in this order:

                   Shares that represent appreciation

                   Shares representing reinvested distributions and dividends

                   Other shares that are not subject to the deferred sales charge

                   Class B shares held longest

                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

                   Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.

                   A tax-free return of an excess contribution to any retirement plan.

                   Exchanges.

                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see automatic withdrawal plan in the SAI).

                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.

                   Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 65

                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.

                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        --------------------------------------------------------------------------
                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        --------------------------------------------------------------------------
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase          the number of Class B     originally acquired
                                                  shares converting is to   would have converted
                                                  total Class B shares you  into Class A shares
                                                  own

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

 CLASS 2 SHARES
--------------------------------------------------------------------------------
 You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Effective September 14, 1998, Class C shares were renamed Class 2 shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 66

 CLASS Y SHARES
--------------------------------------------------------------------------------

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.

--------------------------------------------------------------------------------
 BUYING SHARES AND EXCHANGING SHARES
--------------------------------------------------------------------------------

 BUYING SHARES
 BY MAIL

 You may make subsequent purchases by mail or, if you elect, by telephone

                   Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. ('PFPC' or the 'transfer agent') by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. There is a ten day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

                   Write the transfer agent at the following address:
                                             [name of fund]
                                             c/o PFPC
                                             P.O. Box 9764
                                             Providence, RI 02940-9764

--------------------------------------------------------------------------------

 BUYING SHARES
 BY WIRE

                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: [name of fund]
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

 ------------------------------------------------------------------------------

      ALL FUNDS EXCEPT CASH                                 PURCHASE IS EFFECTIVE
       MANAGEMENT FUND AND
       NEW YORK MUNICIPAL
        MONEY MARKET FUND
                                    If order and federal funds or
                                    check is received by its agent
                                    before 4:00 p.m. Eastern time:      On that day

 Payment wired in federal
 funds or check received            If order and federal funds or       On the business day following
                                    check is received by its agent      receipt
                                    after the close of New York
                                    Stock Exchange:

                    Salomon Brothers Investment Series - 67

----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------
                                    If order and federal
                                    funds or check is
                                    received by its agent   At noon, Eastern time
                                    before noon, Eastern    on, that day            On that day
                                    time:
 Payment wired in federal
 funds or check received

                                    If order and federal
                                    funds or check is       At close of New York    On the next business
                                    received by its agent   Stock Exchange on       day after
                                    after noon, Eastern     that day                effectiveness
                                    time:

SYSTEMATIC
INVESTMENT
PLAN
                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred should be at least $25 monthly.
                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.
--------------------------------------------------------------------------------
EXCHANGE
 PRIVILEGE
                  You may exchange shares of any fund for shares of the same class of another fund.

                    Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                    Shares are eligible for exchange commencing 30 days after purchase.

                    Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash

                    Management Fund or New York Municipal Money Market Fund unless you acquired the shares of the Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                    If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                    Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales

                    Salomon Brothers Investment Series - 68
                    charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                    You may exchange shares by telephone if you elect telephone exchanges on your Purchase Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------
SYSTEMATIC
 EXCHANGE
                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Purchase Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 REDEEMING SHARES
--------------------------------------------------------------------------------

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Global Fund Services, Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.
 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following              completed Redemption
 information. Your request will not be processed without      Form with any required
 this information.                                            signature guarantee is
  Name of the fund                                            all that is required
  Account number                                              for a redemption. In
  Dollar amount or number of shares to redeem                 some cases, however,
  Signature of each owner exactly as account is registered    other documents may be
  Other documentation required by the transfer agent          necessary.
 To be in good order, your request must include a signature
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
  record address
  The shareholder(s) has had an address change in the past
  45 days
  The shareholder(s) is a corporation, sole proprietor,
  partnership, trust or
  fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-3846.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 69

 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, your redemption proceeds will not be sent to you   other than your bank
 until your original check clears which may take up to 15     account or address of
 days. Your redemption proceeds can be sent by check to your  record must be in
 address of record or by wire transfer to a bank account      writing and must
 designated on your application.                              include signature
 If shares of Cash Management Fund or New York Municipal      guarantees
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are
 effective that day. With respect to the Cash Management
 Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted
 to the transfer agent by 12:00 noon, eastern time, on any
 day the New York Stock Exchange is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Purchase
 Application. A signature guarantee is not required on this
 type of redemption request. To elect this service after
 opening your account, call the transfer agent at (800)
 446-1013 for more information. To redeem by wire, you may
 either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. With
 respect to the Cash Management Fund and New York Municipal
 Money Market Fund, if the transfer agent receives the wire
 request by 12:00 noon, eastern time, on any day the New
 York Stock Exchange is open, the redemption proceeds
 generally will be transmitted to your bank that same day.
 Checks for redemption proceeds of less than $500 will be
 mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone if you elect the          REDEMPTIONS BY
 telephone redemption option on your Purchase Application,    TELEPHONE
 and the proceeds must be mailed to your address of record.
 In addition, you must be able to provide proper
 identification information. You may not redeem by telephone if your address has changed within the past 45 days or if
 your shares are in certificate form. Telephone redemption
 requests may be made by calling the transfer agent at (800)
 446-1013 between 9:00 a.m. and 4:00 p.m. eastern time on
 any day the New York Stock Exchange is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 70

 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $250 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Purchase Application.
 The redemption of shares may be made using redemption
 checks provided by the transfer agent. There is no charge
 for this service. The check must be for amounts of $500 or
 more. You will continue to earn dividends on the shares
 redeemed until the check clears the banking system. A fee
 of $10 will be charged if there are insufficient funds to
 cover the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
--------------------------------------------------------------------------------

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares. Each fund calculates its net asset
                         value every day the New York Stock Exchange is open. All of the funds except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 noon, Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the funds may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         funds' board. A fund that uses fair value to price
                         securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                    Salomon Brothers Investment Series - 71

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:

                          Suspend the offering of shares.

                          Waive or change minimum and additional investment amounts.

                          Reject any purchase or exchange order.

                          Change, revoke or suspend the exchange privilege.

                          Suspend telephone transactions.

                          Suspend or postpone redemptions of shares on any day when
                          trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                          Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 72

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
 The funds normally pay dividends and distribute capital gains, if any, as follows:

                   DIVIDENDS
                   AND
                   DISTRIBUTIONS

                   Annual distributions of
                   income and capital gains
                   normally take place at the end
                   of the year in which the income
                   or gain is realized or the
                   beginning of the next
                   year.

----------------------------------------------------------------------------------
                       DIVIDENDS   INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
 FUND                  DECLARED     DISTRIBUTIONS   DISTRIBUTIONS    MOSTLY FROM

 All Cap Value         annually       annually         annually          gain
 Fund
----------------------------------------------------------------------------------
 Asia Growth           annually       annually         annually          gain
 Fund
----------------------------------------------------------------------------------
 Balanced                daily         monthly         annually          both
 Fund
----------------------------------------------------------------------------------
 California Tax Free     daily         monthly      semi-annually       income
 Income Fund
----------------------------------------------------------------------------------
 Capital Fund          quarterly      quarterly        annually          gain
----------------------------------------------------------------------------------
 Cash                 daily            monthly        annually*         income
 Management           (to share-
 Fund                 holders of
                      record at
                      12:00 noon)
----------------------------------------------------------------------------------
 High Yield Bond         daily         monthly         annually         income
 Fund
----------------------------------------------------------------------------------
 International         annually       annually         annually          gain
 Equity Fund
----------------------------------------------------------------------------------
 Investors Value       quarterly      quarterly        annually          gain
 Fund
----------------------------------------------------------------------------------
 Large Cap Core        annually       annually         annually          gain
 Equity Fund
----------------------------------------------------------------------------------
 Large Cap Growth      annually       annually         annually          gain
 Fund
----------------------------------------------------------------------------------

 Mid Cap Fund          annually       annually         annually          gain
----------------------------------------------------------------------------------
 National                daily         monthly      semi-annually       income
 Tax Free Income
 Fund
----------------------------------------------------------------------------------
 New York             daily            monthly        annually*         income
 Municipal            (to share-
 Money Market         holders of
 Fund                 record at
                      12:00 noon)
----------------------------------------------------------------------------------
 New York Tax Free       daily         monthly      semi-annually       income
 Income Fund
----------------------------------------------------------------------------------
 Small Cap             annually       annually         annually          gain
 Growth Fund
----------------------------------------------------------------------------------
 Strategic Bond          daily         monthly         annually         income
 Fund
----------------------------------------------------------------------------------
 U.S. Government         daily         monthly         annually         income
 Income Fund

*Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

                    Salomon Brothers Investment Series - 73

 The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss (except for a money
                                        market fund, no gain, and loss only to the
                                        extent of any deferred sales charge); long-term
                                        only if shares owned more than one year
-----------------------------------------------------------------------------------------
 Long-term capital gain distributions   Long-term capital gain
-----------------------------------------------------------------------------------------
 Short-term capital gain distributions  Ordinary income
-----------------------------------------------------------------------------------------
 Dividends                              Ordinary income (for all funds except the
                                        municipal bond funds)*
-----------------------------------------------------------------------------------------

TAXES
In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

 *California Tax Free Income Fund, National Tax Free Income Fund, New York Tax Free Income Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, although the New York Tax Free Income Fund's and the New York Municipal Money Market Fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes, and the California Tax Free Income Fund's exempt-interest dividends paid from interest on California municipal securities will be exempt from California State personal income taxes. Their distributions from other sources, if any, would be taxable as described above.

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                    Salomon Brothers Investment Series - 74

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request). As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund and the Investors Value Fund were reclassified as Class O shares. As of the close of business on October 31, 1996, all existing shares of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares. As of the close of business on September 14, 1998, all existing Class C shares of all of the funds were reclassified as Class 2 shares. As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Freee Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.

                    Salomon Brothers Investment Series - 75

                                ASIA GROWTH FUND

                                              CLASS A                                           CLASS B
                           ------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2000     1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
                           ------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $12.67   $  6.50   $  7.48   $ 10.32   $ 10.00   $ 12.41   $  6.42   $  7.44   $ 10.31   $ 10.00
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income
 (loss)(3)                  (0.01)*   (0.01)*#    0.10     0.03      0.05     (0.11)*   (0.06)*    0.05     (0.05)     0.01
Net gain (loss) on
 investments (both
 realized and unrealized    (4.18)     6.17     (1.08)    (2.59)     0.47     (4.06)     6.05     (1.07)    (2.57)     0.46
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                 (4.19)     6.17     (0.98)    (2.56)     0.52     (4.17)     5.99     (1.02)    (2.62)     0.47
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment income           --       --        --        (0.03)    (0.05)    --        --        --         0.00     (0.01)
Distributions from net
 realized gain on
 investments                 --       --        --        (0.25)    (0.15)    --        --        --        (0.25)    (0.15)
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions               --       --        --        (0.28)    (0.20)    --        --        --        (0.25)    (0.16)
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $ 8.48   $ 12.67   $  6.50   $  7.48   $ 10.32   $  8.24   $ 12.41   $  6.42   $  7.44   $ 10.31
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $3,902   $ 7,108   $ 4,385   $ 6,491   $ 3,693   $ 5,893   $10,658   $ 5,256   $ 5,738   $ 3.163
Total return(3)             (33.1)%   94.9%    -13.1%    -25.6%     +5.2%'DD' (33.6)%   93.3%    -13.7%    -26.1%     +4.7%'DD'
Ratios to average net
 assets:
   Expenses                  1.24 %   1.24%     1.24%     1.24%     1.24%'D'   2.06%    1.99%     1.99%     1.99%     1.99%'D'
   Net investment income    (0.06)%  -0.01%     1.48%     0.27%     0.90%'D' (0.95)%   -0.74%     0.77%    -0.48%     0.20%'D'
Portfolio turnover rate       170 %    248%      436%      294%      119%      170%      248%      436%      294%      119%

Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 loss per share and
 expense ratios would
 have been:
Net investment loss per
 share                     $(0.17)* $ (0.12)* $ (0.07)  $ (0.23)  $ (0.18)  $ (0.26)* $ (0.12)* $ (0.11)  $ (0.30)  $ (0.23)
Expense ratio                2.72%     2.62%     3.79%     3.81%     5.50%'D'  3.47%     3.39%     4.55%     4.56%     6.25%'D'

               --------------------------------------------------

                                  CAPITAL FUND

                                          CLASS A                                            CLASS B
                      ---------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                      ---------------------------------------------------------------------------------------------------
                        2000      1999      1998      1997     1996(2)     2000      1999      1998      1997     1996(2)
                      ---------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period  $  25.29   $ 22.92   $ 21.15   $ 19.88   $ 21.98   $  24.86   $ 22.63   $ 21.01   $ 19.90   $ 21.98
                      --------   -------   -------             -------   --------   -------   -------   -------   -------
Net investment income
 (loss)                   0.17*    0.15*      0.14      0.00      0.01(3)   (0.04)    (0.04)*    0.09     (0.07)    (0.02)(3)
Net gain (loss) on
 investments (both
 realized and unrealized) 4.53      4.99      4.64      5.10      1.54       4.46      4.92      4.45      5.01      1.56
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Total from investment
 operations               4.70      5.14      4.78      5.10      1.55       4.42      4.88      4.54      4.94      1.54
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Dividends from net
 investment income       (0.13)    (0.18)    (0.18)    --        (0.15)     --        (0.06)    (0.09)    --        (0.12)
Distributions from net
 realized gain on
 investments             (4.42)    (2.59)    (2.83)    (3.83)    (3.50)     (4.42)    (2.59)    (2.83)    (3.83)    (3.50)
Distributions in excess
 of net realized gains   --        --        --        --        --         --        --        --        --        --
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Total dividends and
 distributions           (4.55)    (2.77)    (3.01)    (3.83)    (3.65)     (4.42)    (2.65)    (2.92)    (3.83)    (3.62)
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Net asset value,
 end of period        $  25.44   $ 25.29   $ 22.92   $ 21.15   $ 19.88   $  24.86   $ 24.86   $ 22.63   $ 21.01   $ 19.90
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
                      --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Net assets, end of
 period (thousands)  $109,786   $29,814   $11,425   $ 5,589   $   344   $195,736   $79,678   $22,294   $ 3,820   $   219
Total return(3)          18.9%    +23.1%    +23.7%    +26.4%     +7.7%      18.1%     22.2%    +22.6%    +25.6%     +7.6%
Ratios to average net
 assets:
   Expenses              1.16%     1.27%     1.34%     1.46%     1.88%(5)    1.91%    2.02%     2.09%      2.20     2.73%(5)
   Net investment
    income (loss)        0.66%     0.61%     0.81%    -0.10%     0.18%(5)  (0.14)%   -0.16%     0.17%     -0.94    -0.66%(5)
Portfolio turnover
    rate                   97%      126%      141%      159%      191%        97%      126%      141%      159%      191%

               --------------------------------------------------

(1)  May 6, 1996, commencement of investment operations, through December 31,
     1996.
(2) November 1, 1996, commencement of investment operations, through December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(4)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(#)  Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of total return for the year.
'D'  Annualized.
*    Per share information calculated using the average shares method.

                    Salomon Brothers Investment Series - 76

                                ASIA GROWTH FUND

                    CLASS 2                                           CLASS O
-------------------------------------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
 2000      1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
-------------------------------------------------------------------------------------------------
$ 12.41   $  6.42   $  7.44   $ 10.30   $ 10.00   $ 12.76   $  6.54   $  7.50   $ 10.32   $ 10.00
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.10)*   (0.06)*    0.05     (0.05)     0.01      0.02      0.02      0.12      0.05      0.07
  (4.07)     6.05     (1.07)    (2.56)     0.45     (4.22)     6.20     (1.08)    (2.59)     0.46
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (4.17)     5.99     (1.02)    (2.61)     0.46     (4.20)     6.22     (0.96)    (2.54)     0.53
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   --       --        --         0.00     (0.01)    --        --        --        (0.03)    (0.06)
   --       --        --        (0.25)    (0.15)    --        --        --        (0.25)    (0.15)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   --       --        --        (0.25)    (0.16)    --        --        --        (0.28)    (0.21)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  8.24   $ 12.41   $  6.42   $  7.44   $ 10.30   $  8.56   $ 12.76   $  6.54   $  7.50   $ 10.32
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$ 3,107   $ 4,227   $ 2,291   $ 1,643   $   246   $   846   $ 1,343   $ 1,354       412   $   124
(33.6)%     93.3%    -13.7%    -26.0%     +4.6%   (32.9)%     95.1%    -12.8%    -25.3%      +5.3%'DD'
  1.99%     1.99%     1.99%     1.99%     2.00%(5)  0.99%     0.97%     0.99%     0.99%     0.99%'D'
   170%    -0.76%     0.80%    -0.47%     0.08%(5)  0.14%     0.23%     1.90%     0.51%     1.21%'D'
   170%      248%      436%      294%      119%      170%      248%      436%      294%      119%
                                        -------

$ (0.25)* $ (0.11)* $ (0.11)  $ (0.30)  $ (0.20)  $ (0.15)* $ (0.11)* $ (0.04)  $ (0.20)  $ (0.18)
   3.48%     3.37%     4.55%     4.56%     6.26%'D'  2.48%     2.32%     3.55%     3.56%     5.25%(5)

               --------------------------------------------------

                                  CAPITAL FUND

                     CLASS 2                                              CLASS O
---------------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------
    2000      1999    1998      1997     1996(2)        2000     1999       1998       1997     1996(2)
---------------------------------------------------------------------------------------------------------
$  24.90   $ 22.69   $ 21.02   $ 19.91   $  21.98   $  25.43   $  22.99   $  21.23   $  19.88   $  18.67
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   (0.03)*   (0.04)*    0.07     (0.06)     (0.02)(3)   0.23       0.22*      0.21       0.05       0.13(2)
    4.45      4.91      4.47      5.00       1.57       4.57       5.00       4.62       5.13       5.70
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
    4.42      4.87      4.54      4.94       1.55       4.80       5.22       4.83       5.18       5.83
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   --        (0.07)    (0.04)    --         (0.12)     (0.20)     (0.19)     (0.24)     --         (0.15)
   (4.42)    (2.59)    (2.83)    (3.83)     (3.50)     (4.42)     (2.59)     (2.83)     (3.83)     (4.47)
   --        --        --        --         --         --         --         --         --         --
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   (4.42)    (2.66)    (2.87)    (3.83)     (3.62)     (4.62)     (2.78)     (3.07)     (3.83)     (4.62)
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$  24.90   $ 24.90   $ 22.69   $ 21.02   $  19.91   $  25.61   $  25.43   $  22.99   $  21.23   $  19.88
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$122,307   $24,830   $ 6,369   $ 2,385   $    130   $227,739   $215,308   $194,973   $175,470   $135,943
   18.0%    +22.2%    +22.6%    +25.6%      +7.7%      19.2%      23.4%     +23.8%     +26.8%     +33.3%
   1.91%     2.02%     2.09%     2.21%      2.45%(5)    0.90%     1.01%      1.08%      1.22%      1.38%
   (0.12)%  -0.18%     0.09%    -0.91%     -0.50%(5)    0.84%     0.91%      0.96%      0.26%      0.67%
     97%      126%      141%      159%       191%        97%       126%       141%       159%       191%

               --------------------------------------------------

                    Salomon Brothers Investment Series - 77

                        CALIFORNIA TAX FREE INCOME FUND

                                                                             CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
                                                                                          NOVEMBER 2, 1998
                                                                                          (COMMENCEMENT OF
                                                               YEAR ENDED DECEMBER 31      OPERATIONS) TO
                                                              -------------------------     DECEMBER 31,
                                                                2000          1999             1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  9.43       $ 10.08         $ 10.00
Income from operations:
Net investment income                                             0.437         0.400           0.069
 Net realized and unrealized gain (loss) on investments           0.880        (0.650)          0.080
                                                                -------       -------         -------
Total from operations                                             1.317        (0.250)          0.149
                                                                -------       -------         -------
Less dividends from:
 Net investment income                                           (0.437)       (0.400)         (0.069)
                                                                -------       -------         -------
Net asset value, end of period                                  $ 10.31       $  9.43         $ 10.08
                                                                -------       -------         -------
Ratios/supplemental data:
 Net assets, end of period (000's omitted)                      $20,748       $34,396         $96,706
 Ratio of expenses to average net assets (A)                      0.80%         0.70%              0%*
 Ratio of expenses to average net assets after fees paid
  indirectly (A)                                                  0.81%         0.70%              0%*
 Ratio of net investment income to average net assets             4.52%         4.06%           4.16%*
Portfolio turnover                                                  58%          116%              1%
Total return                                                     14.33%       (2.54)%           1.49%**

Note: If agents of the fund had not voluntarily agreed to waive all of their fees for the period, and the Sub-administrator had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

 Net investment income per share                                $ 0.340       $ 0.330         $ 0.042
 Ratios:
   Expenses to average net assets                                 1.82%         1.41%          1.60%*
   Net investment income to average net assets                    3.52%         3.35%          2.56%*

               --------------------------------------------------
 *  Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirement. The new reporting guidelines require the fund to increase its expense ratio by the affect of any expense offset arrangements with its service providers.

                    Salomon Brothers Investment Series - 78

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    Salomon Brothers Investment Series - 79

                              CASH MANAGEMENT FUND

                                          CLASS A                                          CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------
                        2000      1999      1998      1997      1996      2000     1999     1998     1997      1996
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $1.000  $  1.000  $  1.000  $  1.000
                      --------  --------  --------  --------  --------  --------  ------  --------  --------  --------
Net investment income    0.058     0.047     0.050     0.051     0.050     0.058   0.047     0.050     0.051     0.050
Dividends from net
investment income       (0.058)   (0.047)   (0.050)   (0.051)   (0.050)   (0.058) (0.047)   (0.050)   (0.051)   (0.050)
                      --------  --------  --------  --------  --------  --------  ------  --------  --------  --------
Net asset value, end
 of period            $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $1.000  $  1.000  $  1.000  $  1.000
                      --------  --------  --------  --------  --------  --------  ------  --------  --------  --------
                      --------  --------  --------  --------  --------  --------  ------  --------  --------  --------
Net assets, end of
 period (thousands)   $  5,622  $ 20,702  $ 26,793  $ 18,246  $  8,175  $ 11,079  $20,476 $ 17,374  $  4,151  $  3,920
Total return(3)           6.0%     +4.8%     +5.2%     +5.2%     +5.1%      6.0%   +4.8%     +5.2%     +5.2%     +5.1%
Ratios to average net
assets:
   Expenses              0.55%     0.53%     0.55%     0.55%     0.55%     5.79%   0.53%     0.55%     0.55%     0.55%
   Net investment income 5.87%     4.65%     5.02%     5.11%     4.95%     0.55%   4.72%     4.95%     5.10%     4.95%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
   per share          $  0.060    N/A     $  0.049  $  0.049  $  0.047  $  0.060   N/A    $ 0.049%  $  0.049  $  0.047
   Expense ratio         0.71%    N/A        0.67%     0.70%     0.82%     0.71%   N/A       0.67%     0.70%     0.82%

               --------------------------------------------------

                              HIGH YIELD BOND FUND

                                        CLASS A                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                    2000      1999      1998      1997      1996       2000      1999      1998      1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of
period           $   9.48  $   9.89  $  11.74  $  11.54  $  10.53  $     9.48   $   9.87  $  11.71  $  11.53  $  10.53
                 --------  --------  --------  --------  --------  ----------  --------  --------   --------   --------

Net investment
income              1.00*     1.01*      1.05      1.06      1.10        0.94*    0.94*      0.97      0.98      1.02
Net gain on
 investment (both
 realized and
 unrealized)        (1.32)    (0.36)    (1.84)     0.38      1.11       (1.32)    (0.36)    (1.84)     0.37      1.11
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Total from
investment
operations          (0.32)     0.65     (0.79)     1.44      2.21       (0.38)     0.58     (0.87)     1.35      2.13
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Dividends from net
 investment income  (1.00)    (1.06)    (1.06)    (1.05)    (1.10)      (0.91)    (0.97)    (0.97)    (0.98)    (1.03)
Distributions from
 net realized gain
 on investments     --        --        --        (0.19)    (0.10)     --         --        --        (0.19)    (0.10)
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Total dividends and
distributions       (1.06)    (1.06)    (1.06)    (1.24)    (1.20)      (0.97)    (0.97)    (0.97)    (1.17)    (1.13)
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Net asset value,
 end of period   $   8.10  $   9.48  $   9.89  $  11.74  $  11.54  $     8.13  $   9.48  $   9.87  $  11.71  $  11.53
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
                 --------  --------  --------  --------  --------  ----------  --------  --------  --------  --------
Net assets, end of
period
(thousands)      $100,065  $125,568  $145,730  $169,721  $ 65,935  $  250,003  $311,832  $327,661  $329,672  $106,797
Total return(3)    (3.6)%     +7.0%     -7.1%    +13.0%    +21.9%      (4.2)%     +6.3%     -7.8%    +12.2%    +21.2%
Ratios to average
net assets:
   Expenses         1.24%     1.27%     1.27%     1.24%     1.24%       1.99%     2.02%     1.99%     1.99%     1.99%
   Net investment
   income          11.32%    10.46%     9.58%     8.66%     9.38%      10.56%     9.74%     8.87%     7.90%     8.49%
Portfolio turnover
rate                  79%       65%       66%       79%       85%         79%       65%       66%       79%       85%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SBAM and credits
 earned on custodian
 cash balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
   income per
   share           N/A     $  1.01*  $   1.04  $   1.04  $   1.09     N/A      $   0.94  $   0.96  $   0.97  $   1.01
   Expense ratio   N/A        1.29%     1.32%     1.34%     1.50%     N/A         2.03%     2.07%     2.09%     2.24%

               --------------------------------------------------
(1) January 3, 1995, commencement of investment operations, through December 31, 1995.
(2) February 22, 1995, commencement of investment operations, through December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(4) Annualized.
*   Per share amounts have been calculated using average shares method.

                    Salomon Brothers Investment Series - 80

                              CASH MANAGEMENT FUND

                    CLASS 2                                            CLASS O
----------------------------------------------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000        1999       1998      1997      1996
----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  0.058     0.047     0.050     0.051     0.050     0.058        0.047     0.050     0.051     0.050
 (0.058)   (0.047)   (0.050)   (0.051)   (0.050)   (0.058)      (0.047)   (0.050)   (0.051)   (0.050)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$ 1,978   $ 1,932   $ 2,741   $ 1,806   $   435   $ 5,718   $    9,034   $ 8,066   $19,872   $14,225
   6.0%     +4.8%     +5.2%     +5.2%     +5.1%      6.0%        +4.8%     +5.2%     +5.2%     +5.1%
  0.55%     0.53%     0.55%     0.55%     0.55%     0.55%        0.53%     0.55%     0.55%     0.55%
  5.90%     4.67%     4.98%     5.16%     4.95%     5.82%        4.67%     5.08%     5.10%     4.95%

$ 0.060     N/A     $ 0.049   $ 0.049   $ 0.047   $ 0.060       --       $ 0.049   $ 0.049   $ 0.047
  0.72%     N/A       0.67%     0.70%     0.82%      0.71       --         0.67%     0.70%     0.82%

               --------------------------------------------------

                              HIGH YIELD BOND FUND

                    CLASS 2                                            CLASS O
----------------------------------------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000        1999       1998      1997      1996
----------------------------------------------------------------------------------------------------
$  9.50   $  9.86   $ 11.70   $ 11.52   $ 10.53   $  9.48   $     9.89   $ 11.75   $ 11.53   $ 10.54
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
   0.96*     0.96*     0.97      0.99      1.02      1.03*        1.04*     1.09      1.08      1.16
  (1.33)    (0.35)    (1.84)     0.36      1.10     (1.32)       (0.36)    (1.86)     0.40      1.05
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.37)     0.61     (0.87)     1.35      2.12     (0.29)        0.68     (0.77)     1.48      2.21
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.91)    (0.97)    (0.97)    (0.98)    (1.03)    (1.02)       (1.09)    (1.09)    (1.07)    (1.12)
   --       --        --        (0.19)    (0.10)    --          --         --        (0.19)    (0.10)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.97)    (0.97)    (0.97)    (1.17)    (1.13)    (1.09)       (1.09)    (1.09)    (1.26)    (1.22)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$  8.16   $  9.50   $  9.86   $ 11.70   $ 11.52   $  8.10   $     9.48   $  9.89   $ 11.75   $ 11.53
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$67,938   $84,527   $86,596   $76,042   $13,773   $13,027   $   13,537   $ 8,936   $ 2,386   $   393
 (4.1)%     +6.6%     -7.8%    +12.2%    +21.1%    (3.3)%        +7.3%     -6.9%    +13.4%    +22.0%
  1.74%     1.79%     1.99%     1.99%     1.99%     0.99%        1.02%     1.01%     0.99%     0.99%
 10.82%     9.95%     8.89%     7.87%     8.43%    11.56%       10.76%    10.85%     8.93%    10.64%
    79%       65%       66%       79%       85%       79%          65%       66%       79%       85%

  N/A     $ 0.96*   $  0.96   $  0.98   $  1.01     N/A     $    1.04*   $  1.08   $  1.07   $  1.13
  N/A       1.81%      2.07%     2.08%     2.24%    N/A          1.03%      1.09%     1.09%     1.24%

               --------------------------------------------------

                    Salomon Brothers Investment Series - 81

                              INVESTORS VALUE FUND

                                               CLASS A                                           CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                            2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 16.62   $ 20.43   $ 21.87   $ 21.00   $ 18.86   $ 16.61
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income         0.18*     0.21*     0.19      0.16      0.19      0.02*     0.04      0.05      0.04      0.08
Net gain (loss) on
 investments (both
 realized and unrealized)     2.80      2.29      2.91      4.64      4.63      2.77      2.26      2.85      4.58      4.60
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                    2.98      2.50      3.10      4.80      4.82      2.79      2.30      2.90      4.62      4.68
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment income           (0.19)    (0.13)    (0.17)    (0.21)    (0.22)    (0.05)    (0.03)    (0.03)    (0.11)    (0.10)
Distributions from net
 realized gain on
 investments                 (3.08)    (3.71)    (2.00)    (2.37)    (2.33)    (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions               (3.27)    (3.84)    (2.17)    (2.58)    (2.55)    (3.13)    (3.74)    (2.03)    (2.48)    (2.43)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 year                      $ 20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 20.09   $ 20.43   $ 21.87   $ 21.00   $ 18.86
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of year
 (thousands)               $72,445   $32,817   $50,953   $57,105   $10,905   $80,960   $81,759   $75,189   $49,786   $ 9,433
Total return(3)              14.9%     11.5%    +15.2%    +26.2%    +30.3%     14.2%     10.6%    +14.3%    +25.3%    +29.2%
Ratios to average net
 assets
   Expenses                  1.00%     0.87%     0.88%     0.95%     1.06%     1.73%     1.61%     1.63%     1.70%     1.82%
   Net investment income     0.85%     0.90%     0.87%     0.86%     0.94%     0.12%     0.16%     0.18%     0.12%     0.21%
Portfolio turnover rate        75%       66%       74%       62%       58%       75%       66%       74%       62%       58%

               --------------------------------------------------

                         NATIONAL TAX FREE INCOME FUND

                                                                                CLASS A SHARES
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
                                                                2000       1999       1998      1997      1996
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.54   $  11.43   $  10.92   $ 10.34   $ 10.55
                                                              --------   --------   --------   -------   -------
Income from operations:
   Net investment income                                         0.513      0.469      0.524     0.564     0.562
   Net realized and unrealized gain (loss) on investments        0.727     (0.900)     0.549     0.586    (0.232)
                                                              --------   --------   --------   -------   -------
Total from operations                                            1.240     (0.431)     1.073     1.150     0.330
                                                              --------   --------   --------   -------   -------
Less dividends from:
   Net investment income                                        (0.520)    (0.450)    (0.540)   (0.570)   (0.540)
   Net realized gain on investments                              --        (0.009)    (0.023)    --        --
                                                              --------   --------   --------   -------   -------
Total from distributions                                        (0.520)    (0.459)    (0.563)   (0.570)   (0.540)
                                                              --------   --------   --------   -------   -------
Net asset value, end of period                                $  11.26   $  10.54   $  11.43   $ 10.92   $ 10.34
                                                              --------   --------   --------   -------   -------
Ratios/supplemental data:
   Net assets, end of period (000's omitted)                  $ 72,875   $106,449   $259,447   $ 1,917   $ 2,060
   Ratio of expenses to average net assets(A)                    0.80%      0.80%         0%     0.14%        0%
   Ratio of expenses to average net assets after fees paid
    indirectly(A)                                                0.80%      0.81%         0%        0%        0%
   Ratio of net investment income to average net assets          4.67%      4.14%      4.49%     5.45%     5.42%
Portfolio turnover                                                 46%       112%        57%       55%       52%
Total return                                                    12.10%    (3.86)%     10.05%    11.45%     3.31%
Note: If agents of the fund had not voluntarily agreed to
 waive all or a portion of their fees for the period, the
 expenses were not reduced for fees paid indirectly and the
 Sub-administrator had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:
   Net investment income per share                            $  0.456   $  0.424   $  0.364   $(0.229)  $(0.291)
   Ratios:
      Expenses to average net assets                             1.32%      1.20%      1.37%     7.66%     8.23%
      Net investment income (loss) to average net assets         4.15%      3.74%      3.12%   (2.21)%   (2.81)%

               --------------------------------------------------
(A) The expense ratio has been adjusted to reflect a change in reporting requirement. The new reporting guidelines require the fund to increase its expense ratio by the affect of any expense offset arrangements with its service providers.

                    Salomon Brothers Investment Series - 82

                              INVESTORS VALUE FUND

                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
 2000       1999      1998      1997      1996       2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------
$ 20.46   $ 21.88   $ 21.01   $ 18.86   $ 16.61   $  20.09   $  22.05   $  21.13   $  18.90   $  16.61
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   0.02*     0.03*     0.05      0.04      0.07       0.24*      0.26*      0.25       0.24       0.25
   2.78      2.30      2.84      4.59      4.60       2.80       2.31       2.90       4.60       4.62
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   2.80      2.33      2.89      4.63      4.67       3.04       2.57       3.15       4.84       4.87
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.05)    (0.04)    (0.02)    (0.11)    (0.09)     (0.27)     (0.22)     (0.23)     (0.24)     (0.25)
  (3.08)    (3.71)    (2.00)    (2.37)    (2.33)     (3.08)     (3.71)     (2.00)     (2.37)     (2.33)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (3.13)    (3.75)    (2.02)    (2.48)    (2.42)     (3.35)     (3.93)     (2.23)     (2.61)     (2.58)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 20.13   $ 20.46   $ 21.88   $ 21.01   $ 18.86   $  20.38   $  20.69   $  22.05   $  21.13   $  18.90
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$25,580   $17,883   $17,680   $11,701   $ 1,959   $702,394   $662,248   $650,916   $608,401   $518,361
  14.2%    +10.7%    +14.3%    +25.2%    +29.3%                 11.7%     +15.4%     +26.5%     +30.6%
  1.74%     1.61%     1.63%     1.70%     1.80%      0.73%      0.63%      0.63%      0.69%      0.76%
  0.11%     0.15%     0.18%     0.13%     0.23%      1.12%      1.16%      1.15%      1.15%      1.36%
    75%       66%       74%       62%       58%        75%        66%        74%        62%        58%

               --------------------------------------------------

                         NEW YORK TAX FREE INCOME FUND

                                                                                CLASS A SHARES
----------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
                                                                2000       1999       1998      1997      1996
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.79   $  11.69   $  11.42   $ 10.98   $ 11.25
                                                              --------   --------   --------   -------   -------
Income from operations:
   Net investment income                                         0.601      0.514      0.487     0.594     0.585
   Net realized and unrealized gain (loss) on investments        0.609     (0.940)     0.282     0.431    (0.267)
                                                              --------   --------   --------   -------   -------
Total from operations                                            1.210     (0.426)     0.769     1.025     0.318
                                                              --------   --------   --------   -------   -------
Less distributions from:
   Net investment income                                        (0.560)    (0.474)    (0.499)   (0.585)   (0.588)
                                                              --------   --------   --------   -------   -------
Net asset value, end of period                                $  11.44   $  10.79   $  11.69   $ 11.42   $ 10.98
                                                              --------   --------   --------   -------   -------
Ratios/supplemental data:
   Net assets, end of period (000's omitted)                  $172,420   $224,144   $459,591   $75,978   $82,182
   Ratio of expenses to average net assets                       0.80%      0.80%      0.80%     0.80%     0.80%
   Ratio of net investment income to average net assets          4.81%      4.40%      4.24%     5.31%     5.34%
Portfolio turnover                                                 15%        30%        17%       16%       47%
Total return                                                    11.54%    (3.73)%      6.89%     9.62%     3.01%
Note: If agents of the fund had not voluntarily agreed to
 waive all or a portion of their fees for the periods
 indicated and the expenses were not reduced for fees paid
 indirectly, the net investment income per share and the
 ratios would have been as follows:
   Net investment income per share                            $  0.553   $  0.465   $  0.454   $ 0.540   $ 0.534
   Ratios:
      Expenses to average net assets                             1.16%      1.13%      1.09%     1.28%     1.27%
      Net investment income to average net assets                4.45%      4.07%      3.95%     4.83%     4.87%

               --------------------------------------------------

                    Salomon Brothers Investment Series - 83

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                               CLASS A                                           CLASS B
                           -------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                            2000      1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
                           -------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income        0.037     0.029     0.031     0.034     0.006     0.037     0.029     0.031     0.034     0.006
Dividends from net
investment income           (0.037)   (0.029)   (0.031)   (0.034)   (0.006)   (0.037)   (0.029)   (0.031)   (0.034)   (0.006)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
period                     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
(thousands)                $ 4,413   $ 5,810   $ 5,372   $ 3,808   $   360   $    12   $   258   $    25   $    25   $    25
Total return(2)               3.8%      2.9%     +3.2%     +3.5%     +0.6%      3.8%      2.9%     +3.2%     +3.5%     +0.6%
Ratios to average net
assets:
  Expenses                   0.38%     2.85%     3.15%     3.39%     3.56%(3)   3.37%    2.99%     3.21%     3.32%     3.40%(3)
  Net investment income      3.68%     0.41%     0.41%     0.50%     0.38%(3)   0.38%    0.42%     0.42%     0.43%     0.40%(3)
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
  per share                    N/A       N/A       N/A       N/A   $ 0.006       N/A       N/A       N/A       N/A   $ 0.006
  Expense ratio                N/A       N/A       N/A       N/A     0.39%(3)    N/A       N/A       N/A       N/A     0.41%(3)

                  -------------------------------------------

(1) November 1, 1996, commencement of investment operations, through December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.
                             SMALL CAP GROWTH FUND

                                                             CLASS A                              CLASS B
                                                  ------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                    2000       1999     1998(1)           2000      1999     1998(1)
                                                  ------------------------------------------------------------------
Net asset value, beginning of period              $  17.23   $  11.59   $ 10.00         $  17.01   $ 11.55   $ 10.00
                                                  --------   --------   ------          --------
Net investment loss                                  (0.04)*    (0.07)   (0.02)            (0.17)*   (0.17)   (0.06)
Net gain on investments (both realized and
 unrealized)                                          2.55       6.63     1.61              2.52      6.55     1.61
                                                  --------   --------   ------          --------
Total from investment operations                      2.51       6.56     1.59              2.35      6.38     1.55
                                                  --------   --------   ------          --------
Dividends from net investment income                 --         --        --               --        --        --
Distributions from net realized gain on
 investments                                         (5.51)     (0.92)    --               (5.51)    (0.92)    --
                                                  --------   --------   ------          --------   -------
Total dividends and distributions                    (5.51)     (0.92)    --               (5.51)    (0.92)    --
                                                  --------   --------   ------          --------   -------
Net asset value, end of period                    $  14.23   $  17.23   $11.59          $  13.85   $ 17.01   $11.55
                                                  --------   --------   ------          --------   -------
                                                  --------   --------   ------          --------   -------
Net assets, end of period (thousands)             $178,307   $167,281   $3,205          $132,219   $124,560  $3,850

Total return(2)                                      14.1%      57.5%   +15.9%             13.2%     56.2%   +15.5%
Ratios to average net assets:
  Expenses                                           1.39%      1.37%    1.50%(3)          2.14%     2.12%    2.25%(3)
  Net investment income                             (0.25)%    -0.52%   -0.51%(3)         (1.00)%   -1.23%   -1.21%(3)
Portfolio turnover rate                               123%       142%      96%              123%      142%      96%
Before applicable waiver of management fee,
 expenses absorbed by SBAM and credits earned
 on cash balances, net investment income
 per share and expense ratios would have been:
  Net investment loss per share                        N/A*  $  (0.08)  $(0.06)              N/A*  $ (0.17)  $(0.10)
  Expense ratio                                        N/A      1.40%    2.30%(3)            N/A      2.15%  3.05%(3)

                  -------------------------------------------
(1) July 1, 1998 commencement of investment operations, through December 31,
    1998.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.
 * Per share amounts have been calculated using the overage shares method.
 # Amount represents less than $0.01 per share.

                    Salomon Brothers Investment Series - 84

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
 2000      1999      1998      1997     1996(1)     2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   0.37     0.029     0.031     0.034     0.006      0.037      0.029      0.031      0.034      0.032
  (0.37)   (0.029)   (0.031)   (0.034)   (0.006)    (0.037)    (0.029)    (0.031)    (0.034)    (0.032)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$     1   $    33   $   153   $    25   $    25   $138,146   $168,701   $195,584   $305,419   $273,734
   3.8%      2.9%     +3.2%     +3.5%     +0.6%       3.8%       2.9%      +3.2%      +3.5%      +3.3%
  0.39%     0.40%     0.34%     0.47%     0.40%(3)    0.38%     0.41%      0.43%      0.47%      0.53%
  3.65%     2.78%     3.13%     3.40%     3.40%(3)    3.69%     2.85%      3.14%      3.39%      3.25%

    N/A       N/A       N/A       N/A   $ 0.006        N/A      --         --         --      $  0.032
    N/A       N/A       N/A       N/A    0.41%(3)      N/A      --         --         --         0.53%

                  -------------------------------------------
                             SMALL CAP GROWTH FUND

         CLASS 2                      CLASS O
------------------------------------------------------
                YEAR ENDED DECEMBER 31,
--------------------------------------------------------
 2000      1999     1998(1)    2000     1999     1998(1)
--------------------------------------------------------
$ 17.04   $ 11.56   $ 10.00   $17.29   $11.60    $10.00
-------   -------   ------    ------   ------    ------
  (0.17)*  (0.17)*   (0.06)    (0.00)*  (0.06)*   (0.01)
   2.52     6.57      1.62      2.56     6.67      1.61
-------   -------   ------    ------   ------    ------
   2.35     6.40      1.56      2.56     6.61      1.60
-------   -------   ------    ------   ------    ------
   --       --        --        --       --        --
  (5.51)   (0.92)     --       (5.51)   (0.92)     --
-------   -------   ------    ------   ------    ------
  (5.51)   (0.92)     --       (5.51)   (0.92)     --
-------   -------   ------    ------   ------    ------
$ 13.88   $17.04    $11.56    $14.34   $17.29    $11.60
-------   -------   ------    ------   ------    ------
-------   -------   ------    ------   ------    ------
$16,468   $14,285   $1,471    $  621   $   67    $   67
-------   -------   ------    ------   ------    ------
  13.2%    56.3%    +15.6%     14.4%    57.9%    +16.0%
  2.14%    2.14%     2.25%(3)  1.17%    1.24%     1.25%(3)
  1.00%   -1.22%    -1.35%(3) (0.01)%  -0.49%    -0.18%(3)
   123%    1.42%       96%      123%    1.42%       96%
    N/A*  $(0.17)*  $(0.10)     N/A*   $(0.06)   $(0.05)
    N/A    2.18%     3.05%(3)   N/A     1.27%     2.05%(3)

                  -------------------------------------------

                    Salomon Brothers Investment Series - 85

                              STRATEGIC BOND FUND

                                               CLASS A                                           CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------
                            2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  9.81   $ 10.19   $ 10.94   $ 10.83   $ 10.53   $  9.81   $ 10.18   $ 10.93   $ 10.82   $ 10.53
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income         0.91*     0.88*     0.76      0.76(3)    0.87(3)   0.84*    0.81*     0.69*     0.67(3)   0.79(3)
Net gain (loss) on
 investments (both
 realized and unrealized)    (0.74)    (0.41)    (0.65)     0.41      0.55     (0.74)    (0.41)    (0.66)     0.41      0.53
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                   0.17      0.47      0.11      1.17      1.42      0.10      0.40      0.03      1.08      1.32
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment
 income                      (0.85)    (0.85)    (0.85)    (0.89)    (0.94)    (0.77)    (0.77)    (0.77)    (0.80)    (0.85)
Dividends in excess of
 net
 investment income           --        --        --        --        (0.01)    --        --        --        --         0.01
Distributions from net
 realized gain
 on investments              --        --        (0.01)    (0.17)    (0.17)    --        --        (0.01)    (0.17)    (0.17)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions               (0.85)    (0.85)    (0.86)    (1.06)    (1.12)    (0.77)    (0.77)    (0.78)    (0.97)    (1.03)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $  9.13   $  9.81   $ 10.19   $ 10.94   $ 10.83   $  9.14   $  9.81   $ 10.18   $ 10.93   $ 10.82
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $15,871   $18,571   $21,995   $17,150   $ 8,345   $65,645   $69,289   $67,928   $47.921   $14.291
Total return(4)               1.8%      5.0%     +1.1%    +11.2%    +14.1%      1.0%      4.2%     +0.3%    +10.4%    +13.0%
Ratios to average net
 assets:
  Expenses                   1.24%     1.24%     1.24%     1.24%     1.24%     1.99%     1.99%     1.99%     1.99%     1.98%
  Net investment income      9.61%     8.94%     7.11%     6.99%     8.09%     8.84%     8.20%     6.37%     6.12%     7.34%
Portfolio turnover rate        84%      114%      109%      184%      122%       84%      114%      109%      184%      122%
Before applicable waiver
 of
 management fee, expenses
 absorbed by SBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income
  per share                $  0.90*  $  0.86*  $  0.74   $  0.73   $  0.79   $  0.83   $  0.79*  $  0.67   $  0.64   $  0.71
  Expense ratio               1.39%     1.44%     3.78%     3.81%     5.50%     2.13%     2.19%     2.18%     2.28%     2.73%

               --------------------------------------------------

                                 BALANCED FUND

                                               CLASS A                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                              2000      1999      1998      1997      1996      2000      1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 10.55   $ 12.76   $ 13.08   $  13.12   $ 11.82   $ 10.54
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net investment income(3)      0.54*     0.50      0.56      0.55      0.54      0.44*     0.40       0.45      0.45      0.45
Net gain on investments
 (both
 realized and unrealized)     0.44     (0.08)     0.26      1.65      1.35      0.44     (0.08)      0.26      1.65      1.35
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Total from investment
 operations                   0.98      0.42      0.82      2.20      1.89      0.88      0.32       0.71      2.10      1.80
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Dividends from net
 investment
 income                      (0.50)    (0.50)    (0.55)    (0.53)    (0.52)    (0.42)    (0.42)     (0.46)    (0.44)    (0.42)
Distributions from net
 realized gain
 on investments              (0.45)    (0.22)    (0.29)    (0.36)    (0.10)    (0.45)    (0.22)     (0.29)    (0.36)    (0.10)
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Total dividends and
 distributions               (0.95)    (0.72)    (0.84)    (0.89)    (0.62)    (0.87)    (0.64)     (0.75)    (0.80)    (0.52)
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net asset value, end of
 period                    $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 12.77   $ 12.76   $  13.08   $ 13.12   $ 11.82
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net assets end of period
 (thousands)               $24,290   $35,386   $51,443   $53,024   $21,109   $73,311   $97,656   $120,816   $87,549   $28,043
Total return(4)               7.9%      3.2%     +6.4%    +19.1%    +18.3%      7.1%      2.4%       5.5%    +18.2%    +17.4%
Ratios to average net
 assets:
  Expenses                   0.95%     0.95%     0.85%     0.77%     0.75%     1.70%     1.70%      1.60%     1.52%     1.50%
  Net investment income      4.19%     3.97%     4.17%     4.29%     4.81%     3.43%     3.03%      3.41%     3.54%     4.06%
Portfolio turnover rate        28%       34%       63%       70%       76%       28%       34%        63%       70%       76%
Before applicable waiver
 of
 management fee, expenses
 absorbed by SBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income
  per share                $ 0.51*   $  0.47   $  0.51   $  0.49   $  0.44   $ 0.41*   $  0.37   $   0.41   $  0.39   $  0.36
  Expense ratio              1.18%     1.17%     1.17%     1.24%     1.61%     1.93%     1.92%      1.92%     1.99%     2.36%

               --------------------------------------------------

(1) February 22, 1995, commencement of investment operations through December 31, 1995.
(2) September 11, 1995, commencement of investment operations, through December 31, 1995.
(3) Per share information calculated using the average shares outstanding method.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(5) Annualized.
*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 86

                              STRATEGIC BOND FUND

                    CLASS 2                                           CLASS O
-------------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------
 2000        1999        1998       1997      1996      2000      1999        1998      1997      1996
--------------------------------------------------------------------------------------------------------
$  9.84     $ 10.18     $ 10.94   $ 10.82   $ 10.53   $ 9.80     $ 10.18     $ 10.93   $ 10.82   $ 10.53
-------     -------     -------   -------   -------   ------     -------     -------
   0.87(3)*    0.83*(3)    0.69      0.66(3)   0.78(3)  0.94(3)*    0.91(3)*    0.77      0.78(3)   0.92(3)
  (0.75)      (0.40)      (0.67)     0.43      0.54    (0.74)      (0.41)      (0.63)     0.41      0.51
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
   0.12        0.43        0.02      1.09      1.32     0.20        0.50        0.14      1.19      1.43
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
  (0.77)      (0.77)      (0.77)    (0.80)    (0.85)   (0.88)      (0.88)      (0.88)    (0.91)    (0.96)

   --         --          --        --        (0.01)   --          --          --        --        (0.01)
   --         --          (0.01)    (0.17)    (0.17)   --          --          (0.01)    (0.17)    (0.17)
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
  (0.77)      (0.77)      (0.78)    (0.97)    (1.03)   (0.88)      (0.88)      (0.89)    (1.08)    (1.14)
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
$  9.19     $  9.84     $ 10.18   $ 10.94   $ 10.82   $ 9.12     $  9.80     $ 10.18   $ 10.93   $ 10.82
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
-------     -------     -------   -------   -------   ------     -------     -------   -------   -------
$20,152     $22,857     $27,327   $20,220   $ 4,575   $  569     $   594     $   498   $   649   $ 3,817
    1.2%        4.5%       +0.2%    +10.5%    +13.1%     2.1%        5.3%       +1.3%    +11.5%    +14.2%
   1.74%       1.76%       1.99%     1.99%     1.98%    0.99%       0.99%       0.99%     0.96%     1.00%
   9.11%       8.43%       6.37%     6.09%     7.26%    9.85%       9.30%       7.37%     7.22%     8.65%
     84%        114%        109%      184%      122%      84%        114%        109%      184%      122%

$  0.86(3)* $  0.81(3)* $  0.67    $ 0.63   $  0.70   $ 0.92(3)* $  0.89(3)* $  0.75   $  0.75   $  0.84
   1.89%       1.96%       2.18%     2.28%     2.72%    1.14%       1.19%       1.18%     1.25%     1.74%

               --------------------------------------------------

                                 BALANCED FUND

                       CLASS 2                                             CLASS O
-------------------------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
 2000        1999      1998      1997      1996      2000         1999       1998      1997      1996
-------------------------------------------------------------------------------------------------------
$ 12.79     $ 13.11   $ 13.15   $ 11.85   $ 10.56   $ 12.88      $ 13.18   $ 13.20   $ 11.88   $ 10.57
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
   0.44(3)*    0.41      0.45      0.45      0.46      0.58(3)      0.54      0.59      0.59      0.57
   0.45       (0.09)     0.26      1.65      1.35      0.43        (0.09)     0.26      1.65      1.39
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
   0.89        0.32      0.71      2.10      1.81      1.01         0.45      0.85      2.24      1.96
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
  (0.42)      (0.42)    (0.46)    (0.44)    (0.42)    (0.53)       (0.53)    (0.58)    (0.56)    (0.55)

  (0.45)      (0.22)    (0.29)    (0.36)    (0.10)    (0.45)       (0.22)    (0.29)    (0.36)    (0.10)
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
  (0.87)      (0.64)    (0.75)    (0.80)    (0.52)    (0.98)       (0.75)    (0.87)    (0.92)    (0.65)
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
$ 12.81     $ 12.79   $ 13.11   $ 13.15   $ 11.85   $ 12.91      $ 12.88   $ 13.18   $ 13.20   $ 11.88
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------
-------     -------   -------   -------   -------   -------      -------   -------   -------   -------

$15,496     $21,030   $29,458   $21,085   $ 3,445   $ 1,504      $ 1,460   $ 1,523   $ 1,227   $   213
    7.2%        2.4%     +5.5%    +18.1%    +17.5%      8.1%         3.4%     +6.6%    +19.3%    +19.0%

   1.70%       1.70%     1.60%     1.52%     1.50%     0.70%        0.70%     0.60%     0.52%     0.50%
   3.45%       3.04%     3.41%     3.52%     4.07%     4.45%        4.00%     4.41%     4.60%     5.13%
     28%         34%       63%       70%       76%       28%          34%       63%       70%       76%

$  0.41(3)* $  0.38   $  0.41   $  0.39   $  0.36   $  0.55(3)*  $  0.51   $  0.55   $  0.53   $  0.47
   1.94%       1.92%     1.92%     1.99%     2.36%     0.93%        0.92%     0.92%     1.00%     1.36%

                    Salomon Brothers Investment Series - 87

                          U.S. GOVERNMENT INCOME FUND

                                            CLASS A                                        CLASS B
                           ------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------
                            2000     1999     1998     1997     1996     2000      1999      1998      1997     1996
                           ------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 9.84   $10.28   $10.20   $10.07   $10.32   $  9.85   $ 10.29   $ 10.20   $10.06   $10.32
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net investment income        0.69*    0.54*    0.55     0.58     0.54      0.62*     0.49*     0.48     0.51     0.46
Net gain (loss) on
 investment (both
 realized and unrealized)    0.06    (0.39)    0.21     0.19    (0.19)     0.07     (0.42)     0.21     0.19    (0.20)
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Total from investment
operations                   0.75     0.15     0.76     0.77     0.35      0.69      0.07      0.69     0.70     0.26
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Dividends from net
investment income           (0.68)   (0.59)   (0.57)   (0.54)   (0.54)    (0.59)    (0.51)    (0.49)   (0.46)   (0.46)
Distributions from net
 realized gain on
 investments                 --       --      (0.11)   (0.10)   (0.06)    --        --        (0.11)   (0.10)   (0.06)
Distributions in excess
 of net investment income    --       --       --       --       --       --        --        --        --       --
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Total dividends and
distributions               (0.68)   (0.59)   (0.68)   (0.64)   (0.60)    (0.59)    (0.51)    (0.60)   (0.56)   (0.52)
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net asset value, end of
period                     $ 9.91   $ 9.84   $10.28   $10.20   $10.07   $  9.95   $  9.85   $ 10.29   $10.20   $10.06
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net assets, end of period
(thousands)                $7,773   $5,771   $6,744   $1,320   $1,188   $14,832   $16,109   $15,315   $2,531   $1,266
Total return(2)              7.9%    +1.5%    +7.6%    +7.9%    +3.6%      7.2%     +0.7%     +6.9%    +7.2%    +2.7%

Ratios to average net
assets:
  Expenses, including
  interest                  0.96%     --       --       --       --       1.73%     --        --        --       --
  Expenses, excluding
  interest (operating
  expense)                  0.84%    0.85%    0.85%    0.85%    0.84%     1.60%     1.60%     1.60%    1.60%    1.59%
  Net investment income     6.99%    5.34%    4.98%    5.77%    5.22%     6.34%     4.85%     4.20%    4.96%    4.51%
Portfolio turnover rate       51%      96%     173%     261%     365%       51%       96%      173%     261%     365%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
  per share                $ 0.62*  $ 0.45*  $ 0.47   $ 0.47   $ 0.38   $  0.55*  $  0.40*  $  0.39   $ 0.39   $ 0.30
  Expense ratio              1.60%    1.67%    1.63%    2.02%    2.21%     2.37%     2.42%     2.39%    2.77%    2.96%

               --------------------------------------------------
                           INTERNATIONAL EQUITY FUND

                                  CLASS A                  CLASS B                 CLASS 2                 CLASS O
                           ----------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------------------------
                            2000       1999(4)       2000      1999(4)       2000      1999(4)       2000      1999(4)
                           ----------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 12.49   $      10.00   $12.47   $      10.00   $12.46   $      10.00   $12.49   $      10.00
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net investment income        (0.04)         (0.03)   (0.13)         (0.04)   (0.13)         (0.04)   (0.02)         (0.02)
Net gain (loss) on
 investment (both
 realized and unrealized)    (2.85)          2.52    (2.83)          2.51    (2.83)          2.50    (2.85)          2.51
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Total from investment
operations                   (2.89)          2.49    (2.96)          2.47    (2.96)          2.46    (2.87)          2.49
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Dividends from net
investment income            --           --          --          --          --          --          --          --
Distributions from net
 realized gain on
 investments                 --           --          --          --          --          --          --          --
Distributions in excess
 of net investment income    --           --          --          --          --          --          --          --
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Total dividends and
distributions                --           --          --          --          --          --          --          --
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net asset value, end of
period                     $  9.60   $      12.49   $ 9.51   $      12.47   $ 9.50   $      12.46   $ 9.62   $      12.49
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net assets, end of period
(thousands)                $12,472   $      2,538   $4,685   $      3,863   $4,384   $      2,441   $1,012   $      1,262
Total return(2)            (23.1)%          24.9%   (23.7)%         24.7%   (23.8)%         24.6%   (23.0)%         24.9%

Ratios to average net
assets(3):
  Expenses                   1.75%          1.75%    2.50%          2.50%    2.50%          2.50%    1.50%          1.50%
  Net investment income    (0.41)%         -1.39%   (1.19)%        -2.30%   (1.15)%        -2.13%   (0.22)%        -0.83%
Portfolio turnover rate         1%             1%       1%             1%       1%             1%       1%             1%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been(3):
  Net investment income
  per share                $ (0.08)  $      (0.08)  $(0.17)  $      (0.09)  $(0.17)  $      (0.09)  $(0.06)  $      (0.07)
  Expense ratio               2.10%          4.36%    2.85%          5.11%    2.85%          5.09%    1.85%          4.05%

               --------------------------------------------------
(1) February 22, 1995, commencement of investment operations, through December 31, 1995.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.
(4) For the period from October 25, 1999 (inception) to December 31, 1999.
(5) For the period from October 25, 1999 (inception) to December 31, 1999.
(6) For the period from October 26, 1999 (inception) to December 31, 1999.
(7) Amount represents less than $0.01 per share.
 *  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 88

                          U.S. GOVERNMENT INCOME FUND

                 CLASS 2                                      CLASS O
---------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------
 2000     1999     1998     1997     1996     2000     1999     1998     1997     1996
---------------------------------------------------------------------------------------
$ 9.86   $10.28   $10.19   $10.05   $10.32   $ 9.85*  $10.29   $10.19   $10.06   $10.32
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
 0.65*     0.49*    0.48     0.51     0.46     0.72*    0.57*    0.57     0.61     0.56

  0.06    (0.40)    0.21     0.19    (0.21)    0.08    (0.40)    0.23     0.18    (0.20)
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  0.71     0.09     0.69     0.70     0.25     0.80     0.17     0.80     0.79     0.36
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
 (0.59)   (0.51)   (0.49)   (0.46)   (0.46)   (0.71)   (0.61)   (0.59)   (0.56)   (0.56)

   --      --      (0.11)   (0.10)   (0.06)    --       --      (0.11)   (0.10)   (0.06)

   --      --       --       --       --       --       --       --       --       --
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
 (0.59)   (0.51)   (0.60)   (0.56)   (0.52)   (0.71)   (0.61)   (0.70)   (0.66)   (0.62)
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
$ 9.98   $ 9.86   $10.28   $10.19   $10.05   $ 9.94   $ 9.85   $10.29   $10.19   $10.06
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
------   ------   ------   ------   ------   ------   ------   ------   ------   ------
$4,193   $5,351   $4,715   $  751   $  422   $  445   $3,294   $3,330   $9,553   $9,375
  7.4%    +0.9%    +6.9%    +7.0%    +2.7%     8.5%    +1.8%    +8.1%    +8.1%    +3.7%

 1.48%     --       --       --       --      0.72%     --       --       --       --
 1.35%    1.37%    1.60%    1.59%    1.60%    0.60%    0.60%    0.60%    0.60%    0.60%
 6.61%    4.91%    4.25%    4.94%    4.51%    7.37%    5.65%    5.52%    6.01%    5.53%
   51%      96%     173%     261%     365%      51%      96%     173%     261%     365%

$ 0.58*  $ 0.40*  $ 0.39   $ 0.39   $ 0.31   $ 0.65*  $ 0.48*  $ 0.44   $ 0.49   $ 0.41
  2.12%    2.20%    2.39%    2.76%    2.97%    1.36%    1.42%    1.38*%   1.77%    1.97%

               --------------------------------------------------
                             LARGE CAP GROWTH FUND

-------------------------------------------------------------------------------------------------------------
   2000         1999(5)        2000         1999(5)        2000         1999(5)        2000         1999(5)
-------------------------------------------------------------------------------------------------------------
         CLASS A                     CLASS B                     CLASS 2                     CLASS O
-------------------------------------------------------------------------------------------------------------
      11.18         10.00         11.17         10.00         11.16         10.00         11.18         10.00
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      (0.06)        (0.01)        (0.14)        (0.02)        (0.14)        (0.02)        (0.03)         0.00(7)*

      (1.73)         1.19         (1.72)         1.19         (1.70)         1.18         (1.72)         1.18
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      (1.79)  $      1.18         (1.86)         1.17         (1.84)         1.16         (1.76)         1.18
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     --           --            --            --            --            --            --            --
      (0.02)      --              (0.02)      --              (0.02)      --              (0.02)      --
      (0.00)*     --              (0.00)*     --              (0.00)*     --              (0.00)*     --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      (0.02)      --              (0.02)      --              (0.02)      --              (0.02)      --
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$      9.37   $     11.18   $      9.29   $     11.17   $      9.30   $     11.16   $      9.40   $     11.18
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$     2,199   $     2,070   $     6,709   $     6,243   $     2,362   $     1,234   $     1,626   $     1,917
      (16.0)%       11.8%         (16.6)%       11.7%         (16.5)%       11.6%         (15.7)%       11.8%

      1.45%         1.44%         2.20%         2.21%         2.20%         2.19%         1.20%         1.21%
      (0.51)%       (0.37)%       (1.26)%       (1.17)%       (1.27)%       (1.14)%        (.25)%      -0.11%
        79%           10%           79%           10%           79%           10%           79%           10%
      (0.10)
$             $     (0.07)  $     (0.18)  $     (0.08)  $     (0.18)  $     (0.08)  $     (0.07)  $     (0.07)
       1.88%         4.02%         2.63%         4.73%         2.63%         4.71%         1.62%         3.88%

                    Salomon Brothers Investment Series - 89

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

Statement of Additional Information

The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)


SALOMON BROTHERS
ASSET MANAGEMENT



125 Broad Street
New York, New York 10004

1-800-SALOMON
WWW.SBAM.COM

SBPRO  10/01
SAM0272 10/01

                      STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

The Salomon Brothers All Cap Value Fund and Salomon Brothers Large Cap Core Equity Fund (each a 'Fund' and collectively, the 'Funds') are both part of the Salomon Brothers Investment Series. Salomon Brothers Investment Series consists of Salomon Brothers All Cap Value Fund (the 'All Cap Value Fund'), Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Capital Fund Inc (the 'Capital Fund'), Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers International Equity Fund ('International Equity Fund'), Salomon Brothers Investors Value Fund Inc (the 'Investors Value Fund'), Salomon Brothers Large Cap Core Equity Fund ('Large Cap Core Equity Fund'), Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers Small Cap Growth Fund (the 'Small Cap Growth Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Balanced Fund (the 'Balanced Fund'), and the Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'). Each of the foregoing funds, except for the Investors Value Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Company'), an open-end investment company incorporated in Maryland on April 17, 1990.

This Statement of Additional Information (the 'SAI') relates to the All Cap Value Fund and Large Cap Core Equity Fund and is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated October 15, 2001, (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments will be available in the Funds' Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

                               TABLE OF CONTENTS

Additional Information on Fund Investments and Investment
  Policies..................................................     2
Additional Investment Activities and Risk Factors...........     3
Investment Restrictions and Limitations.....................    21
Management..................................................    23
Investment Manager..........................................    26
Portfolio Transactions......................................    28
Net Asset Value.............................................    29
Additional Purchase Information.............................    30
Additional Redemption Information...........................    33
Additional Information Concerning Taxes.....................    33
Performance Information and Data............................    36
Shareholder Services........................................    38
Account Services............................................    41
Capital Stock...............................................    41
Custodian and Transfer Agent................................    42
Independent Accountants.....................................    42
Counsel.....................................................    42
Description of Ratings......................................   A-1

October 15, 2001

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM').

All Cap Value Fund

The Fund seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The Fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the Fund will achieve its investment objective.

When SBAM believes that a defensive investment posture is warranted or when opportunities for capital growth to do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase aggreements with respect to those instruments. The Fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

Large Cap Core Equity Fund

The Fund invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value.

The Fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ('Moody's') or BB or lower by Standard & Poor's Ratings Group ('S&P') and may also purchase non-rated securities considered by the manager to be of comparable quality.

The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers.

The Fund may also invest up to 20% of its total assets in securities of foreign issuers and in investment companies. The Fund may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees; which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Fixed-Income Securities

Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Large Cap Core Equity Fund may invest a portion of its assets, consistent with its investment objective, in below investment grade securities. The All Cap Value Fund will make investments in investment grade securities only.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

High Yield Securities

The Large Cap Core Equity Fund may invest up to 20% of the its total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.'

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

Money Market Instruments

A Fund may invest for temporary defensive purposes or when opportunities for capital growth do not appear attractive, in short-term corporate and government money market instruments. Money market instruments in which a Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of Deposit ('CDs') are short-term negotiable obligations of commercial banks. Time Deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the 'FDIC'). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canandian subsidiaries of domestic banks are guaranteed as to repayment of principal and interst (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ('State Branches') may or may not be required to:
(a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and
(b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBAM will carefully evaluate such investments on a case-by-case basis.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Real Estate Investment Trusts

The Funds may invest in REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.

Warrants

The Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Other Investment Companies

The Funds may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, not more than 5% of the

Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

Repurchase Agreements

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

Short Sales

The Funds may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to a Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

Loans of Portfolio Securities

Each of the Funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund.

Rule 144A Securities

The Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Borrowing

Each of the Funds may borrow. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

Derivatives

The Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain.

A Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. see 'Additional Information Concerning Taxes.'

Currency Transactions. A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, a Fund may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the Sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

(c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. A Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transaction that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency

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

transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or Sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Portfolio Turnover

Purchases and Sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

    Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; and (ii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of the Board of Directors without shareholder approval.

    If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

Investment Restrictions

Each of the All Cap Value Fund and Large Cap Core Equity Fund may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

    (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (6) Issue senior securities except as may be permitted by the 1940 Act.

    In addition, each of the All Cap Value Fund and Large Cap Core Equity Fund may not:

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (10) invest for the purpose of exercising control over the management of any company.

Investment restrictions (1) through (6) described above are fundamental policies of each of the Funds. Restrictions (7) through (10) are non-fundamental policies.

                                   * * * * *

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Funds and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the investment manager and administrator.

Directors and Officers

The directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by an asterisk.

                                  SERIES FUNDS

Name, Address and Age               Position(s) Held   Principal Occupation(s) Past 5 Years
---------------------               ----------------   ------------------------------------
Charles F. Barber ................  Director and Audit  Consultant. Formerly, Chairman of the
66 Glenwood Drive                   Committee           Board of ASARCO Incorporated.
Greenwich, CT 06830                 Member
Age: 84

Carol L. Colman ..................  Director and        President of Colman Consulting
Colman Consulting                   Chairman of Audit
278 Hawley Road                     Committee
North Salem, NY 10560
Age: 55

Daniel P. Cronin .................  Director and Audit  Associate General Counsel, Pfizer, Inc.
Pfizer, Inc.                        Committee Member
235 East 42nd Street
New York, NY 10017
Age: 55

Heath B. McLendon* ...............  Director, Chairman  Managing Director, Salomon Smith Barney,
Age: 67                             and President       Inc. ('SSB'); President and Director,
                                                        Smith Barney Fund Management LLC ('SBFM')
                                                        and Travelers Investment Adviser, Inc.
                                                        ('TIA')

Peter J. Wilby ...................  Executive Vice      Managing Director of SBAM and SSB since
Age: 42                             President           January 1996. Prior to January 1996, he
                                                        was a Director of SBAM and SSB.

Beth A. Semmel ...................  Executive Vice      Managing Director of SBAM and SSB since
Age: 40                             President           January 1999. Prior to that she was a
                                                        Director of SBAM and SSB since January
                                                        1996 and from May 1993 to December 1995,
                                                        she was a Vice President of SBAM and SSB.

Maureen O'Callaghan ..............  Executive Vice      Managing Director of SBAM and SSB since
Age: 37                             President           January 2001. Prior to January 2001 she
                                                        was a Director of SBAM and SSB since
                                                        January 1998 and a Vice President of SBAM
                                                        and SSB from October 1988 to December
                                                        1997.

Name, Address and Age               Position(s) Held   Principal Occupation(s) Past 5 Years
---------------------               ----------------   ------------------------------------
James E. Craige ..................  Executive Vice     Managing Director of SBAM and SSB since
Age: 33                             President          January 1999. Prior to January 1999 he was
                                                       a Director of SBAM and SSB since January
                                                       1998 and a Vice President of SBAM and SSB
                                                       from 1992 to December 1997.

Thomas K. Flanagan ...............  Executive Vice     Managing Director of SBAM and SSB since
Age: 48                             President          January 1999. Prior to that he was a
                                                       Director of SBAM and SSB since 1991.

Nancy Noyes ......................  Vice President     Director of SBAM and SSB since January
Age: 41                                                1996. From August 1992 to January 1996,
                                                       she was a Vice President of SBAM and SSB.

Robert E. Amodeo .................  Executive Vice     Director of SBAM and SSB since January
Age: 36                             President          1999. Prior to that he was a Vice
                                                       President of SBAM and SSB from January
                                                       1996. Prior to that served as an assistant
                                                       portfolio manager.

Charles K. Bardes ................  Executive Vice     Vice President of SBAM and SSB since
Age: 41                             President          January 1997. From June 1988 to January
                                                       1997 served as portfolio manager at SBAM.

Thomas Croak .....................  Executive Vice     Vice President of SBAM and SSB since
Age: 39                             President          January 1995. Prior to 1995 he was a Vice
                                                       President of SSB.

George Williamson ................  Executive Vice     Director of SBAM and SSB since January
Age: 67                             President          1999. Prior to January 1996, he was a Vice
                                                       President of SBAM and SSB.

Lewis E. Daidone .................  Executive Vice     Managing Director of SSB since 1990.
125 Broad Street                    President and      Director and Senior Vice President of SBFM
New York, NY 10004                  Treasurer          and TIA.
Age: 43

Christina T. Sydor ...............  Secretary          Managing Director of SSB; General Counsel
Age: 50                                                and Secretary of SBFM and TIA

Anthony Pace .....................  Controller         Director of SSB since January 2001. Prior
125 Broad Street                                       to January 2001, he was a Vice President
New York, NY 10004                                     of SSB since 1995.
Age: 35

To come.

Compensation Table

The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2000 to each director of the Company. The Company does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2000 by the Company to officers of any company, including to Mr. McLendon, that is affiliated with SBAM. Accordingly, Mr. McLendon is an 'interested person,' as defined in the 1940 Act.

                                          Aggregate       Total Compensation
                                         Compensation      from Other Funds
Name                                   from the Company   Advised by SBAM(A)   Total Compensation(A)
----                                   ----------------   ------------------   ---------------------
Charles F. Barber....................       $8,909             $127,450(2)           $136,359(3)*
Carol L. Colman......................       $8,409             $ 44,125(6)           $ 52,534(7)
Daniel P. Cronin.....................       $8,909             $ 48,200(6)           $ 57,109(7)

---------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

* In addition, Mr. Barber received $14,125 in deferred compensation from investment companies advised by affiliates of SBAM.

                               INVESTMENT MANAGER

Each Fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc ('Citigroup').

The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policies established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund: certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SBAM receives, on behalf of each Fund a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows: .65% for the Large Cap Core Equity Fund and .75% for the All Cap Value Fund.

The management contract for each Fund provides that it will continue for an initial two year period and thereafter for successive annual periods. Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct').

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

Administrator

Smith Barney Fund Management LLC ('SBFM'), located at 7 World Trade Center, New York, New York 10048, provides certain administrative services to each Fund and receives a fee equal to [.05%] of the Fund's average net daily assets.

Distributor

Salomon Smith Barney Inc, ('Distributor') located at 388 Greenwich Street, New York, New York 10013, serves as each Fund's distributor pursuant to a distribution contract. Salomon Smith Barney Inc is a wholly owned subsidiary of Citigroup, Inc.

Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of the Company has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of the Company has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

Expenses

Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. The Company's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

                                NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Company.

                        ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Distributor by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to PFPC Global Fund ('PFPC' or the 'Transfer Agent'), through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Distributor or PFPC through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Class A Shares

Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly at the Fund, will also have the initial sales charge waived when purchasing Class A shares.

Sales Charge Reallowance. Purchases of Class A shares of a Fund may be made at each fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares in the Salomon Brothers Investment Series (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

Distribution Fees

Each class of each Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Smith Barney an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Fund at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B shares of each Fund at the rate of .75% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee at the rate of .75% of the value of the average daily net assets of the Fund's Class 2 shares. Class O and Class Y shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. The distribution fees are paid to Salomon Smith Barney to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other Salomon Smith Barney branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Salomon Smith Barney's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Salomon Smith Barney. Under the Plans, Salomon Smith Barney may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.

With respect to Class B shares, Salomon Smith Barney will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares of the Funds, Salomon Smith Barney will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement. In addition, with respect to Class A shares, Salomon Smith Barney will pay broker-dealers at the time of sale a commission and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Salomon Smith Barney and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that Salomon Smith Barney may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Smith Barney may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Smith Barney under the Plans and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred.

Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

Taxation of a Fund

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each Fund has elected to be and intends to continue for each taxable year to qualify to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

If any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes.

Each Fund may be required to withhold federal income tax ('backup withholding') from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

Taxation of U.S. Shareholders

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income, which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income. A portion of such dividends may qualify for the dividends received deduction available to corporations.

Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals is 20% (or 18% for capital assets that have been held for more than five years, and whose holding periods began after December 31, 2000). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and reduction in) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend is declared.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.

Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells, redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such sale, redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale; redemption or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced
(1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its 'distribution rate' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares include the maximum initial sales charge and for Class B and Class 2 shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares or any applicable CDSC for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

The distribution rate of a Fund is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

Total return figures are calculated separately for Class A, Class B, Class 2 and Class O shares of a Fund. Calculations are adjusted for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

Average Annual Total Return

A Fund's 'average annual total return' figures are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

       P(1+T)'pp'n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years

 ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

In calculating the ending redeemable value, for Class A and Class 2 shares, the current maximum front end sales charge (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class 2 shares, the applicable CDSC imposed on redemption is deducted. The schedules of front end sales charges and CDSCs due upon redemption are described under 'Choosing a Class of Shares to Buy' in the Prospectus.

Aggregate Total Return

The 'aggregate total return' figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                      P

Where:   P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable fund for further details.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any fund in The Salomon Brothers Investment Series within 60 days, the Class B or Class 2 shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. A prototype individual retirement account ('IRA') is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.

                                 CAPITAL STOCK

The Company was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Company's Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of fourteen series of shares, each representing shares in one of twelve separate funds; namely, All Cap Value Fund, Asia Growth Fund, Cash Management Fund, High Yield Bond Fund, Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund), National Intermediate Municipal Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, Balanced Fund, and the U.S. Government Income Fund. The assets of each Fund are segregated and separately managed. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund. The Directors of the Company have considered this factor in approving the use of a combined Prospectus and the SAI.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Company, and the By-Laws of the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A. ('PNC'), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19133, currently serves as custodian for each Fund the ('Custodian'). The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

PFPC Global Fund Services, Inc., located at P.O. Box 9764, Providence, RI 02940-9764, serves as each Fund's transfer agent. As a Fund's transfer agent,
PFPC: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                           [INDEPENDENT ACCOUNTANTS]

[PricewaterhouseCoopers LLP ('PricewaterhouseCoopers')] provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

Simpson Thacher & Bartlett serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

                                  APPENDIX A:
                             DESCRIPTION OF RATINGS

A Description of the Rating Policies of Moody's, S&P and Fitch with Respect to Bonds and Commercial Paper Appears below.

Moody's Corporate Bond Ratings

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's Corporate Bond Ratings

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Commercial Paper Ratings

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Municipal Bond Ratings

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's Municipal Bond Ratings

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Ratings of State and Municipal Notes

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P's Ratings of State and Municipal Notes

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

Fitch Municipal Bond Ratings

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information and in the Prospectus.

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'
*Characters normally expressed as superscript shall be preceded by...... 'pp'